PAGE

                                                RULE 497(e)
                                                FILE NO. 33-59692

   RYDEX SERIES TRUST                                   PROSPECTUS

                      THE RYDEX HIGH YIELD FUND


      6116 Executive Boulevard, Suite 400, Rockville, Maryland
   20852
                    (800) 820-0888     (301) 468-8520


                  INVESTMENT OBJECTIVE AND POLICIES

   The Rydex High Yield Fund (the "Fund") is a diversified series of the Rydex Series Trust, an open-end management investment company (the "Trust"). The investment objective of the Fund is to seek to provide investment returns that correspond to the performance of a benchmark for high yield fixed income securities. The Fund s current benchmark is the Merrill Lynch High Yield Master Index (the MLHY Index ). To achieve its objective, the Fund will invest in securities included in the MLHY Index. In addition, the Fund may invest in debt obligations and other securities that are expected to perform in a manner that will assist the Fund s performance to track closely the investment performance of the MLHY Index. See
     Other Investment Policies. The Fund will invest primarily in below investment grade corporate bonds, commonly known as junk bonds. Investments of this type are subject to greater risks, including default risks, than those found in higher rated securities. Purchasers should carefully assess the risks associated with an investment in the Fund. See Special Risk Factors.

                       ADDITIONAL INFORMATION

   The Fund is part of the Rydex Group of Funds, which is designed for professional money managers and knowledgeable investors who intend to invest in the Rydex Group of Funds as part of an asset-allocation or market-timing investment strategy. The Fund alone does not constitute a balanced investment plan. The nature of the Fund generally will result in significant portfolio turnover which would likely cause higher expenses and additional costs and increase the risk that the Fund will not qualify as a regulated investment company under the Federal tax laws. Sales of the Fund shares are made, without sales charges, at the Fund s per share net asset value.

   Investors should read this Prospectus and retain it for future reference. This Prospectus is designed to set forth concisely the  information  an  investor should know before investing in
   the  Fund.    A  Statement  of  Additional  Information, dated





   December 1, 1996, as supplemented May 1, 1997, containing additional information about the Fund and the Trust has been filed with the Securities and Exchange Commission and is incorporated herein by reference. A copy of that Statement of Additional Information is available, without charge, upon request to the Trust at the address above or by telephoning the Trust at the telephone numbers above. The Securities and E x c h a nge Commission also maintains a Web site ( http://www.sec.gov ) that contains this Statement of Additional Information, material incorporated by reference, a n d other information regarding registrants that file electronically with the Securities and Exchange Commission.



       THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED
       BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
          SECURITIES COMMISSION NOR HAS THE SECURITIES AND
       EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
      PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
      ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



         The date of this Prospectus is December 1, 1996, as supplemented May 1, 1997.



























                                       3






                          TABLE OF CONTENTS
                                                     Page
   PROSPECTUS SUMMARY                                3

   FEES AND EXPENSES OF THE FUND                     5

   THE RYDEX FUNDS                                   6

   INVESTMENT OBJECTIVE AND POLICIES                 6

   SPECIAL RISK FACTORS                              8

   PORTFOLIO TRANSACTIONS AND BROKERAGE              11

   HOW TO INVEST IN THE FUND                         11

   REDEEMING AN INVESTMENT (WITHDRAWALS)             12

   EXCHANGES                                         13

   PROCEDURES FOR REDEMPTIONS AND EXCHANGES          13

   DETERMINATION OF NET ASSET VALUE                  14

   TAX-SHELTERED RETIREMENT PLANS                    14

   TRANSACTION CHARGES                               14

   DIVIDENDS AND DISTRIBUTIONS                       15

   TAXES                                             15

   MANAGEMENT OF THE TRUST                           16

   DISTRIBUTION PLAN                                 18

   PERFORMANCE INFORMATION                           19

   GENERAL INFORMATION ABOUT THE TRUST               19

   APPENDIX A                                        20











                                       4





                         PROSPECTUS SUMMARY

   The Fund

   The Rydex High Yield Fund (the "Fund") is a diversified series of the Rydex Series Trust, an open-end management investment company (the "Trust") that currently is comprised of nine separate series, including the Fund (collectively, the Rydex Funds ). The investment objective of the Fund is to seek to provide investment returns that correspond to the performance of a benchmark for high yield fixed income securities. The Fund s current benchmark is the Merrill Lynch High Yield Master Index (the MLHY Index ). To achieve its objective, the Fund will invest in securities included in the MLHY Index. In addition, the Fund may invest in debt obligations and other securities that are expected to perform in a manner that will assist the Fund s performance to correspond to the investment performance of the MLHY Index. (See The Rydex Funds,
     Investment Objective and Policies, and Other Investment Policies. ) While the Fund does not expect that the returns over a year will deviate adversely from the performance of the Fund s current benchmark by more than ten percent, certain factors may affect the Fund s ability to achieve this correlation, and there is no assurance that the Fund will achieve its investment objective. See Tracking Error under
    Special Risk Factors  for a discussion of these factors.

   Special Risk Considerations

   The Fund will invest primarily in below investment grade corporate bonds, commonly known as junk bonds. Investments of this type are subject to greater risks, including default risks and market risks, than those found in higher rated securities. Below investment grade securities are of poorer quality, may have speculative characteristics, and may present elements of danger with respect to principal or interest. Purchasers should carefully assess the risks associated with an investment in the Fund. (See Special Risk Factors. )

   The Fund is part of the Rydex Group of Funds, which is designed for professional money managers and knowledgeable investors who intend to invest in the Rydex Group of Funds as part of an asset-allocation or market-timing investment strategy. The Fund alone does not constitute a balanced investment plan. The nature of the Fund generally will result in significant portfolio turnover which would likely cause higher expenses and additional costs and increase the risk that the Fund will not qualify as a regulated investment company under the Federal tax laws. (See Special Risk Factors. )

   Investment Advisor, Sub-Advisor, and Servicer

                                       5





   The Fund s investment adviser is PADCO Advisors, Inc., a Maryland corporation with offices at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852 (the "Advisor"). The Fund pays the Advisor an investment management fee of 0.75% of the average daily net assets of the Fund. Pursuant to a sub-advisory agreement between the Advisor and Loomis, Sayles & Company, L.P. (the Sub-Advisor ), the Advisor pays the Sub-Advisor 0.375% of the average daily net assets of the Fund for providing portfolio management services to the Fund. PADCO Service Company, Inc. (the "Servicer"), provides the Fund with general administrative, transfer agent, shareholder, and registrar services for a fee of 0.20% of the average daily net assets of the Fund. (See Management of the Trust. )

   Purchases, Redemptions, and Exchanges

   The shares of the Fund may be purchased and redeemed, with no sales or redemption charge, at the net asset value per share of the Fund next determined. For shareholders who have engaged a registered investment adviser with discretionary authority over the shareholder s account, the minimum initial investment in the Fund currently is $15,000; for all other shareholder accounts, the minimum initial investment in the Fund currently is $25,000. These minimums also apply to retirement plan accounts. Shares of the Fund may be exchanged at any time for shares of any other available Rydex Fund, with no charge, on the basis of the relative net asset values next computed (subject to compliance with applicable minimum investment requirements). The Trust reserves the right to modify its minimum investment requirements. Shareholders will be informed of any increase in the minimum investment requirements by a letter accompanying a new prospectus or a prospectus supplement, in which the new minimum is disclosed.

   Any time that you request a partial redemption of your Trust shares, please be aware of the currently-applicable minimum investment, because, as described below, there are circumstances under which your entire account may be closed if, as a result of your request, your account balance falls below the currently-applicable minimum investment in the Trust. A redemption from a tax-qualified retirement plan may have adverse tax consequences and a shareholder contemplating such a redemption should consult his or her own tax adviser. Other shareholders should consider the tax consequences of any redemption.

   Because of the administrative expense of handling small accounts, any request for a redemption (including pursuant to check writing privileges) by an investor whose account balance
   (a)  is  below the currently-applicable minimum investment, or
   (b) would be below that minimum as a result of the redemption, will be treated as a request by the investor of a complete

                                       6





   redemption of that account. In addition, upon sixty days notice to a shareholder, the Trust may redeem an account whose balance (due in whole or in part to redemptions since the time of last purchase) has fallen below the minimum investment amount applicable at the time of the shareholder s most recent purchase of Trust shares (unless the shareholder brings his or her account value up to the currently applicable minimum investment during that notice period). See "How To Invest In the Fund," "Redeeming An Investment (Withdrawals)," and "Exchanges."











































                                       7





                    FEES AND EXPENSES OF THE FUND

   The following table illustrates all expenses and fees that a shareholder of the Fund will incur:

   Shareholder Transaction Expenses

        Sales Load Imposed on Purchases              None

        Sales Load Imposed on Reinvested
           Dividends                                 None

        Deferred Sales Load                          None


        Redemption Fees                              None


        Exchange Fees                                None

   Annual Fund Operating Expenses
   (as a percentage of average net assets)

        Management Fees                              0.75%

        12b-1 Fees                                   0.25%

        Other Expenses:
             Administrative Fees                     0.20%
             Additional Expenses                     0.15%*

        Total Fund Operating Expenses                1.35%**
   _____________________

     * Additional expenses are based on estimated amounts for the current fiscal year.

   ** Retirement plans are charged an annual $15.00 maintenance fee. See Tax-Sheltered Retirement Plans.




   Example

   Assuming a hypothetical investment of $1,000, a five-percent annual return, and redemption at the end of each time period, an investor in the Fund would pay transaction and operating expenses at the end of each year as follows:

                       1 YEAR         3 YEARS


                                       8





                         $13.75         $42.76

   The same level of expenses would be incurred if the investment were held throughout the period indicated.

   The preceding table is provided to assist the investor in understanding the various costs and expenses which may be borne directly or indirectly by an investor in the Fund. The percentages shown above are based on the estimate by the Fund's investment adviser of the expenses to be incurred by the Fund during the Fund's current fiscal year. The five-percent assumed annual return is for comparison purposes only. The actual return for the Fund in future periods may be more or less depending on market conditions, and the actual expenses an investor incurs in future periods may be more or less than those shown above and will depend on the amount invested and on the actual growth rate of the Fund. For a more complete discussion of the fees connected with an investment in the Fund, including any fees that may be charged by securities dealers, banks, and other financial institutions in connection with wire transfers, and the services to be provided to the Fund, see How To Investment In the Fund,
     Management of the Trust, and Distribution Plan in this Prospectus.

                           THE RYDEX FUNDS

   The Trust is an open-end management investment company, and currently is composed of nine separate series, including the Fund, The Nova Fund, The Ursa Fund, The Rydex OTC Fund, The Rydex Precious Metals Fund, The Rydex U.S. Government Bond Fund, The Juno Fund, The Rydex U.S. Government Money Market Fund, and the Institutional Money Market Fund (collectively, the "Rydex Funds"); other separate Rydex Funds may be added in the future. The Rydex Funds are principally designed for professional money managers and investors who intend to follow an asset-allocation or market-timing investment strategy. Except for the Institutional Money Market Fund and the Rydex U.S. Government Money Market Fund, each Rydex Fund is intended to provide investment exposure with respect to a particular segment of the securities markets. These Rydex Funds seek investment results that correspond over time to a specified benchmark. The Rydex Funds may be used independently or in combination with each other as part of an overall investment strategy.

   Shares of any Rydex Fund may be exchanged, without any charge, for shares of any other Rydex Fund on the basis of the respective net asset values of the shares involved; provided, t h at, in connection with exchanges for shares of the Institutional Money Market Fund, certain minimum investment levels are maintained. The Trust reserves the right to modify

                                       9





   its minimum investment requirements (see "Exchanges"). Copies of the separate Prospectuses and Statements of Additional Information for the Rydex Funds other than the Fund are available, without charge, upon request to the Trust at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, or by telephoning the Trust at (800) 820-0888 or (301) 468-8520.
   The Trust reserves the right to restrict exchanges out of the Fund if necessary to preserve the Fund s tax status.

                 INVESTMENT OBJECTIVE  AND POLICIES

   General

   The investment objective of the Fund is to seek to provide investment returns that correspond to the performance of a benchmark for high yield fixed income securities. The Fund s current benchmark is the MLHY Index. Although there is no assurance that the Fund's objective will be achieved, the Fund will seek to achieve its objective by investing primarily in a variety of long-term, intermediate-term, and short-term below i n vestment grade corporate bonds (including convertible issues) commonly known as junk bonds and low-rated preferred securities. The Fund will invest in securities included in the MLHY Index, and may also invest in United States dollar-denominated bonds issued by foreign-based companies which may be issued in the United States or on a global basis.

   The investment objective of the Fund is fundamental and may not be changed without the approval of a majority of the shareholders, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). All other investment policies of the Fund not specified as fundamental, including the benchmark index for high yield fixed income securities, may be changed without the approval of shareholders. The trustees of the Trust (the Trustees ) may consider changing the Fund s benchmark (to the extent permitted) if, for example, the current benchmark becomes unavailable; the Trustees believe the current benchmark no longer serves the investment needs of a majority of shareholders or another benchmark better serves their needs; or the financial or economic environment makes it difficult for the Fund s investment results to correspond sufficiently to its current benchmark. If believed appropriate, the Trustees may specify a benchmark for the Fund that is "leveraged" or proprietary. Of course, there can be no assurance that the Fund will achieve its objective.







                                       10





   High Yield Corporate Bonds

   The corporate bonds primarily purchased by the Fund will be rated in below investment grade categories by Moody s Investors Service, Inc. ( Moody s ) or Standard & Poor s Ratings Group ( Standard & Poor s ) ( Ba or lower by Moody s,
     BB    or  lower  by Standard and Poor s).  The Fund does not
   invest  in  securities  rated  lower  than  Caa  by Moody s or
     CCC by Standard & Poor s; these ratings are applied to issues which are predominantly speculative and may be in default or as to which there may be present elements of danger with respect to principal or interest. The Fund does not invest in issues which are in default. The Fund may invest in unrated securities when the Sub-Advisor believes that the financial condition of the issuer or the protection afforded by the terms of the securities limits risk to a level similar to that of securities eligible for purchase by the Fund rated in below investment grade categories by Moody s or Standard & Poor s (between Ba and Caa ratings by Moody s and between
     BB and CCC ratings by Standard & Poor s). If the investment rating of a high yield corporate security in which the Fund is invested is downgraded to below Caa by Moody s or CCC by Standard & Poor s, the Fund will sell the downgraded security as soon as practicable and when the Sub-Advisor considers it desirable to do so. See Appendix A to this Prospectus for a specific description of each corporate bond rating category.

   The securities in which the Fund invests offer a wide range of maturities (from less than one year to thirty years) and yields. These securities include short-term bonds or notes (maturing in less than three years), intermediate-term bonds or notes (maturing in three to ten years), and long-term bonds (maturing in more than ten years). While there are no limitations on the average maturity of the securities held by t h e Fund, the Fund s average portfolio maturity will ordinarily be comparable to that of its benchmark. As of July 30, 1996, the average years-to-maturity of the MLHY Index was approximately nine years.

   Repurchase Agreements

   The Fund may also invest in repurchase agreements secured by U.S. Government Securities. Under a repurchase agreement, the Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price (thereby determining the yield during the purchaser's holding period) and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser s holding period. While the maturities of the underlying securities in repurchase transactions may be more

                                       11





   than  one  year,  the  term  of each repurchase agreement will
   always  be  less  than  one  year.    The Fund will enter into
   repurchase  agreements  only  with member banks of the Federal
   R e s erve  System  or  primary  dealers  of  U.S.  Government
   Securities.

   The Advisor will monitor the creditworthiness of each firm which is a party to a repurchase agreement with the Fund. In the event of a default or bankruptcy by the seller, the Fund will liquidate those securities (whose market value, including accrued interest, must be at least equal to 100% of the dollar amount invested by the Fund in each repurchase agreement) held under the applicable repurchase agreement, which securities constitute collateral for the seller s obligation to pay. However, liquidation could involve costs or delays and, to the extent proceeds from the sales of these securities were less than the agreed-upon repurchase price, the Fund would suffer a loss. The Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the Fund to treat repurchase agreements that do not mature within seven days as illiquid for the purposes of the Fund's investment policies.

   The Fund will not enter into repurchase agreements of more than seven days duration if more than 15% of the market value of the Fund's net assets would be so invested together with any other investment the Fund may hold for which market quotations are not readily available.

   When-Issued and Delayed Delivery Securities

   The Fund may purchase securities on a when-issued or delayed delivery basis (i.e., delivery and payment can take place a month or more after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining its net asset value. The Fund will not purchase securities on a when-issued or delayed delivery basis if, as a result, more than 10% of the Fund's net assets would be so invested. The Fund will maintain, in a segregated account, cash or liquid securities having a value equal to or greater than the Fund's purchase commitments.

   Short Sales



                                       12





   The Fund also may engage in short sales transactions under which the Fund sells a security it does not own in order to facilitate the management of the Fund s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

   Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash, equity securities, or debt securities of any grade, including non-investment grade debt securities, which securities will be liquid and marked to the market daily, and at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund s short position.

   Other Investment Policies

   W h en the Sub-Advisor determines that market conditions warrant, the Fund may temporarily invest all or part of the Fund s assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. Government securities, repurchase agreements secured by U.S. Government securities, commercial paper, and bank money market instruments, including certificates of deposit, time deposits, bankers acceptances, and other short-term obligations issued by United States banks which are members of the Federal Reserve System. To meet its objective, the Fund may also: invest in common stocks, rights, or other equity securities, including preferred and convertible securities; purchase and sell futures contracts, index futures contracts, and options thereon; and purchase and sell options on securities and index options. The Fund also may borrow money and lend portfolio securities to brokers, dealers, and financial institutions.

                                       13





   The Fund, however, does not presently intend to invest more than 5% of the Fund s net assets in any of these instruments or practices. A more-detailed explanation of these investment practices, including the risks associated with each practice, is included in the Statement of Additional Information.

   Merrill Lynch High Yield Master Index

   The MLHY Index is a market capitalization-weighted index comprised of domestic and foreign high yield corporate bonds, each with at least $50 million par amount outstanding and more than one year to maturity (foreign corporate bonds are issued by foreign corporations, denominated in United States dollars, and underwritten by United States syndicates for delivery in the United States). Interest and price return for each corporate bond included in the MLHY Index are calculated daily based on accrued schedule and trader pricing. The investment ratings for the corporate bonds included in the MLHY Index range from Baa by Moody s or BBB by Standard and Poor s to C by Moody s or C by Standard & Poor s (the Fund, however, does not invest in securities rated lower than Caa by Moody s or CCC by Standard & Poor s). Bonds rated as being in default ( Daa by Moody s or DDD by Standard and Poor s), as well as deferred interest bonds and pay-in-kind bonds, are not included in the MLHY Index. Split-rated issues (i.e., bonds rated investment grade by one rating agency and high yield by another rating agency) are included in the MLHY Index based on the bond s corresponding composite rating. Prices for the bonds included in the MLHY Index are taken as of 3:00 P.M., Eastern Time, and only those bonds for which accurate pricing is available are included in the index. The index was created in 1984.

                        SPECIAL RISK FACTORS

   Credit and Market Risks

   All securities, including those purchased by the Fund, are subject to some degree of credit risk and market risk. Credit risk refers to the ability of an issuer of a debt security  to  pay  its  principal  and  interest,  and  to the earnings stability and overall financial soundness of an issuer of an equity security. Market risk refers to the volatility of a security s price in response to changes in conditions in securities markets in general, and, particularly in the case of debt securities, to changes in the overall level of interest rates. An increase in interest rates will tend to reduce the market values of debt securities, whereas a decline in interest rates will tend to increase their values.

   High Yield Securities


                                       14





   The Fund presently intends to invest at least 80% of its net assets in high yield corporate bonds. Both credit and market risks are increased by the Fund s investment in debt securities rated below the top four grades by Standard & Poor s or Moody s and comparable unrated debt securities. Below investment grade bonds by Moody s (categories Ba, B,
     Caa ) are of poorer quality and may have speculative characteristics. Bonds rated Caa may be in default or there may be present elements of danger with respect to principal or interest. Below investment grade bonds rated by Standard & Poor s (categories BB, B, CCC ) include those which are regarded, on balance, as predominantly speculative with respect to the issuer s capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and CCC indicates a high degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   The share price and yield of the Fund may be expected to fluctuate more than in the case of mutual funds that invest in h i gher quality, shorter term securities. Moreover, a significant economic downturn or major increase in interest rates may result in issuers of below investment grade securities  experiencing  increased  financial  stress,  which
   c o uld adversely affect their ability to service their principal, interest, and dividend obligations, meet projected business goals, and obtain additional financing. In this regard, it should be noted that while the market for high yield corporate bonds has been in existence for many years and from time to time has experienced economic downturns in recent years, this market has involved a significant increase in the use of high yield corporate debt securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not, therefore, provide an accurate indication
   o f future performance of the high yield bond market, p a rticularly during periods of economic recession. Furthermore, expenses incurred to recover an investment by the Fund in a defaulted security may adversely affect the Fund s net asset value. Finally, the secondary market for high yield securities may be less liquid than the market for higher quality securities. The reduced liquidity of the secondary market for high yield securities may adversely affect the market price of, and the ability of the Fund to value, particular securities at certain times, thereby making it difficult to make specific valuation determinations.

   While the Fund attempts to provide investment returns that correspond to a benchmark for high yield fixed income securities (currently the MLHY Index), there is no assurance that it will be able to do so. The Fund will not purchase all

                                       15





   o f    the  securities  that  comprise  its  benchmark  index.
   Accordingly, changes in the value of the Fund s shares may not exactly correspond to changes in the benchmark index.

   Illiquid Securities

   T h e Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ( restricted securities ) under the Securities Act of 1933, as amended (the 1933 Act ), but which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of the Fund s net assets in illiquid securities. The Fund will adhere to a more restrictive limitation on the Fund s investment in illiquid securities as required by the securities laws of those jurisdictions where shares of the Fund are registered for sale.

   T h e term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Under the current guidelines of the staff of the Securities and Exchange Commission (the Commission ), illiquid securities also are considered to include, among other securities, purchased over-t h e-counter options, certain cover for over-the-counter options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the Federal securities laws.

   The Fund may not be able to sell illiquid securities when the Sub-Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on net asset value.

   Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a safe harbor from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and otherwise meet selection criteria, the Fund may make such investments. Whether or not such securities are illiquid depends on the market that exists for the particular security. The Commission staff has taken the position that the liquidity of Rule 144A restricted

                                       16





   securities is a question of fact for a board of trustees to determine, such determination to be based on a consideration of the readily-available trading markets and the review of any contractual restrictions. The staff also has acknowledged that, while a board of trustees retains ultimate responsibility, the trustees may delegate this function to an investment adviser and/or a sub-adviser. The Trustees have delegated this responsibility for determining the liquidity of Rule 144A restricted securities which may be invested in by the Fund to the Advisor and the Sub-Advisor. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. A security which when purchased enjoyed a fair degree of marketability may subsequently become illiquid and, accordingly, a security which was deemed to be liquid at the time of acquisition may subsequently become illiquid. In such event, appropriate remedies will be considered to minimize the effect on the Fund s liquidity.

   Portfolio Turnover

   The Trust anticipates that investors in the Fund, as part of an asset-allocation or market-timing investment strategy, will frequently redeem shares of the Fund, as well as exchange their shares of the Fund for shares in other Rydex Funds
   p u r s u ant to the exchange policy of the Trust (see "Exchanges"), which would cause the Fund to experience high portfolio turnover. Because the Fund's portfolio turnover r a te to a great extent will depend on the purchase, redemption, and exchange activity of its investors, it is very difficult to estimate what the Fund's actual turnover rate generally will be. Pursuant to the formula prescribed by the Commission, the portfolio turnover rate for the Fund is calculated without regard to securities, including options and futures contracts, having a maturity of less than one year.

   Significant portfolio turnover will tend to increase the realization by the Fund of gains (or losses) on securities that have been held by the Fund for less than three months. Any such realized gains on securities that have been held by the Fund for less than three months, and other factors related to large cash flows into and out of the Fund, will increase the risk that, in any given year, the Fund may fail to qualify as a regulated investment company under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the "Code") (see "Taxes"). If the Fund should so fail to qualify under the Code, the Fund's net investment income and net capital gain would become subject to Federal income tax at corporate rates. The imposition of such taxes would directly reduce the return to an investor from an investment in the Fund. In addition, a higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and

                                       17





   other expenses which would be borne by the Fund. Furthermore, the Fund's portfolio turnover level may adversely affect the ability of the Fund to achieve its investment objective.

   Tracking Error

   While the Fund does not expect that the returns over a year will deviate adversely from the performance of the Fund s benchmark by more than ten percent, several factors may affect its ability to achieve this correlation. Among those factors are: (1) Fund expenses, including dealer spreads (which may be increased by high portfolio turnover); (2) less than all of the securities in the benchmark being held by the Fund and securities not included in the benchmark being held by the Fund; (3) bid-ask spreads (the effect of which may be i n c reased by portfolio turnover); (4) the Fund holds instruments traded in a market that has become illiquid or disrupted; (5) Fund share prices being rounded to the nearest cent; (6) changes to the benchmark index that are not disseminated in advance; or (7) the need to conform the Fund s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements.

   Aggressive Investment Techniques

   While the Fund normally will invest substantially all of its assets in high yield corporate bonds, it has reserved the right to, and may, from time to time, engage in certain aggressive investment techniques which may include engaging in transactions in futures contracts and options on securities, securities indexes, and futures contracts (which instruments are commonly known as derivatives ). Participation in the options or futures markets by the Fund involves distinct investment risks and transaction costs. Risks inherent in the use of options, futures contracts, and options on futures contracts include: (1) adverse changes in the value of such instruments; (2) imperfect correlation between the price of
   o p tions and futures contracts and options thereon and movements in the price of the underlying securities, index, or futures contracts; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer closing out certain positions to avoid adverse tax consequences. (For further i n f ormation regarding these investment techniques, see "Investment Policies and Techniques in the Statement of Additional Information.)

                       PORTFOLIO TRANSACTIONS
                            AND BROKERAGE


                                       18





   W h en selecting broker-dealers to execute portfolio t r a n sactions, the Sub-Advisor considers many factors, including the size of the broker-dealer s "spread," the size and difficulty of the order, the nature of the market for the security, the willingness of the broker-dealer to position, the reliability, financial condition, general execution, and
   o p erational capabilities of the broker-dealer, and the research, statistical, and economic data furnished by the broker-dealer to the Sub-Advisor. The Sub-Advisor uses these s e rvices in connection with all of the Sub-Advisor s investment activities, including other investment accounts the Sub-Advisor advises. Conversely, brokers or dealers which supply research may be selected for execution of transactions for such other accounts, while the data may be used by the Sub-Advisor in providing investment advisory services to the Fund.

                      HOW TO INVEST IN THE FUND

   For shareholders who have engaged a registered investment adviser with discretionary authority over the shareholder s account, the minimum initial investment in the Fund is $15,000. For all other shareholder accounts ("Self-Directed Accounts"), the minimum initial investment in the Fund is $25,000. These minimums also apply to retirement plan accounts. The Trust, at its discretion, may accept lesser amounts in certain circumstances.

   The shares of the Fund are offered at the daily public offering price, which is the net asset value per share (see "Determination of Net Asset Value") next computed after receipt of the investor s order. No sales charges are imposed on initial or subsequent investments in the Fund. The Trust reserves the right to reject or refuse, at the Trust s discretion, any order for the purchase of the Fund s shares in whole or in part. There is no minimum amount for subsequent investments in the Fund. The Trust reserves the right to modify its minimum investment requirements. Shareholders will be informed of any increase in the minimum investment requirements by a letter accompanying a new prospectus or a prospectus supplement, in which the new minimum is disclosed.

   Investments in the Fund may be made (i) through securities dealers who have the responsibility to transmit orders promptly and who may charge a processing fee or (ii) directly with the Trust by mail or by bank wire transfer as follows:

   By Mail:  Fill out an application and make out a check payable
   to  "Rydex  Series  Trust."    Mail  the  check along with the
   application to:

        Rydex Series Trust

                                       19





        6116 Executive Boulevard, Suite 400
        Rockville, Maryland  20852

   By Bank Wire Transfer:  Request a wire transfer to:

        Star Bank, N.A.
        Routing Number: 0420-00013
        For Account of Rydex Series Trust
        Account Number: 48038-9030
        Your Name
        Your Account Number or, if a new
          account, Federal Tax I.D. Number
          (e.g., Social Security Number)

   After instructing your bank to transfer money by wire, please call the Trust and inform the Trust as to the amount you have transferred and the name of the bank sending the transfer. Your bank may charge a fee for such services. If the purchase is canceled because your wire transfer is not received, you may be liable for any loss that the Trust may incur.

   Shares of the Fund are sold at a price based on the net asset value next calculated after receipt of a purchase order in good form, as described below. If a purchase order is received by the Fund at or prior to 2:15 P.M., Eastern Time, on any business day, the purchase of Fund shares is executed at the offering price determined as of 3:00 P.M., Eastern Time, that day (but the Fund shares purchased at that price will be issued on the third business day following the day on which the purchase order is executed). If the purchase order is received after 2:15 P.M., Eastern Time, the purchase of Fund shares will be executed at the offering price determined on the next business day (and the Fund shares purchased at that price will be issued on the third business day following the day on which the purchase order is executed). (See
    Procedures for Redemptions and Exchanges. )


   I n    the  interest  of  economy  and  convenience,  physical
   certificates  representing  the  Fund s shares are not issued.
   Shares of the Fund are recorded on a register by the Trust s transfer agent.

                       REDEEMING AN INVESTMENT
                            (WITHDRAWALS)

   An investor may withdraw all or any portion of his investment by redeeming Fund shares at the next-determined net asset value per share after receipt of the order. Redemptions may be made by letter or by telephone subject to the procedures set forth below. The privilege to initiate redemption transactions by telephone will be made available to Fund

                                       20





   shareholders automatically. Telephone redemptions will be sent only to the address of record of the redeeming investor or to bank accounts specified by the redeeming investor in his account application. The Trust charges $15 for each wire transfer of redemption proceeds; this charge may be waived at the discretion of the Trust. If any investor purchases shares of the Fund by check, the purchaser may not wire out any proceeds of a redemption of such shares for the 30 calendar days following the purchase.

   The proceeds of non-telephone redemptions will be sent directly to the investor s address of record. If the investor requests payment of redemptions to a third party or to a location other than the investor s address of record or a bank account specified in the investor s account application, this request must be in writing and the investor s signature must be guaranteed by a commercial bank; a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer, or government securities broker; a credit union; a national securities exchange, registered securities association, or clearing agency; or a savings association.

   The Fund will redeem its shares at a redemption price equal to the net asset value of the shares as next computed following the receipt of a request for redemption. There is no redemption charge. Payment for the redemption price will be made within seven days after the Trust s receipt of the request for redemption. For investments that have been made by check, payment on withdrawal requests may be delayed until the Trust s transfer agent is reasonably satisfied that the purchase payment has been collected by the Trust (which may require up to 10 business days). An investor may avoid a delay in receiving redemption proceeds by purchasing shares with a certified check.




   With respect to the Fund, the right of redemption may be suspended, or the date of payment postponed: (i) for any period during which the Federal Reserve Bank of New York (the
    New York Fed ), the New York Stock Exchange (the "NYSE"), the Chicago Mercantile Exchange (the CME ), or the Chicago Board of Trade (the CBOT ), as appropriate, is closed (other than customary weekend or holiday closings) or trading on the NYSE, the CME, or the CBOT, as appropriate, is restricted; (ii) for any period during which an emergency exists so that disposal of the Fund s investments or the determination of its net asset value is not reasonably practicable; or (iii) for such other periods as the Commission, by order, may permit for protection of the Fund s investors. On any day that the New

                                       21





   York Fed or the NYSE closes early, the principal government securities markets close early (such as on days in advance of holidays generally observed by participants in such markets), or as permitted by the Commission, the right is reserved to advance the time on that day by which purchase and redemption orders must be received. (See "Determination of Net Asset Value.")

   Any time that you request a partial redemption of your Trust shares, please be aware of the currently-applicable minimum investment, because, as described below, there are circumstances under which your entire account may be closed if, as a result of your request, your account balance falls below the currently-applicable minimum investment in the Trust. A redemption from a tax-qualified retirement plan may have adverse tax consequences and a shareholder contemplating such a redemption should consult his or her own tax adviser. Other shareholders should consider the tax consequences of any redemption.

   Because of the administrative expense of handling small accounts, any request for a redemption (including pursuant to check writing privileges) by an investor whose account balance is (a) below the currently-applicable minimum investment, or
   (b) would be below that minimum as a result of the redemption, will be treated as a request by the investor of a complete redemption of that account. In addition, upon sixty days notice to a shareholder, the Trust may redeem an account whose balance (due in whole or in part to redemptions since the time of last purchase) has fallen below the minimum investment amount applicable at the time of the shareholder s most recent purchase of Trust shares (unless the shareholder brings his or her account value up to the currently applicable minimum investment during that notice period).


                              EXCHANGES

   Shares of any Rydex Fund may be exchanged, without any charge, for shares of any other Rydex Fund on the basis of the respective net asset values next determined of the shares involved; provided that, in connection with exchanges for shares of a Rydex Fund, certain minimum investment levels are maintained. The Trust reserves the right to modify its minimum investment requirements. Exchanges with respect to Self-Directed Accounts must be for the lesser of $1,000 or 100% of the account value for the Rydex Fund from which the transfer is to be made. The Trust currently is composed of nine separate series, The Nova Fund, The Ursa Fund, The Rydex OTC Fund (the "OTC Fund"), The Rydex Precious Metals Fund (the "Metals Fund"), The Rydex U.S. Government Bond Fund (the "Bond Fund"), The Juno Fund, The Rydex U.S. Government Money Market

                                       22





   Fund (the Money Market Fund ), The Rydex Institutional Money Market Fund, and the High Yield Fund (the series described in this Prospectus); other separate Rydex Funds may be added in the future. Exchanges may be made by letter or by telephone subject to the procedures set forth below. An exchange into the Rydex Institutional Money Market Fund is permitted only if that Rydex Fund s minimum investment of $2 million is satisfied.

   To implement an exchange, shareholders should provide the following information: account name, account number, taxpayer identification number, number of or percentage of shares or dollar value of shares to be exchanged, and the names of the Rydex Funds involved in the exchange transaction. Exchanges may be made only if such exchanges are between identically registered accounts. Shareholders contemplating such an exchange for shares of a Rydex Fund not described in this Prospectus should obtain and review the prospectus of the Rydex Fund to which the investment is to be transferred. The exchange privilege is available only in states where the
   e x change legally may be made and may be modified or discontinued at any time. Shares of the Money Market Fund received in an exchange for shares of the High Yield Fund, the OTC Fund, or the Metals Fund are issued on the third business day following the day on which the Rydex Fund receives the exchange request.

                     PROCEDURES FOR REDEMPTIONS
                            AND EXCHANGES

   Written requests for redemptions and exchanges should be sent to Rydex Series Trust, 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, and should be signed by the record owner or owners. With proper authorization, telephone and e l e c tronic redemption and transfer requests are also permitted. Telephone redemption and exchange requests with respect to the Rydex Funds may be made by calling (800) 820-0888 or (301) 468-8520, on any day the Trust is open for business. Redemption and exchange requests may be made only between 8:30 A.M., Eastern Time, and the times indicated below (all times are Eastern Time). For exchanges, the earlier of the times indicated below for the Rydex Funds whose shares are being exchanged applies.

      The Nova, Ursa, and
         Rydex OTC Funds              3:45 P.M.

      The Rydex Precious
         Metals Fund                  3:30 P.M.

      The Rydex U.S. Government
         Bond and Juno Funds          2:45 P.M.

                                       23





      The Rydex High Yield Fund       2:15 P.M.

   Telephone and electronic redemption and exchange orders will be accepted only during the periods indicated above. If the primary exchange or market on which the Rydex Fund transacts business closes early, the above cut-off time will be approximately fifteen minutes (thirty minutes, in the case of the Metals Fund, and forty-five minutes in the case of the
   High Yield Fund) prior to the close of such exchange or market. Telephone and electronic redemption and exchange privileges may be terminated or modified by the Trust at any time.

   When acting on instructions believed to be genuine, the Trust will not be liable for any loss resulting from a fraudulent telephone or electronic transaction request and the investor would bear the risk of any such loss. The Trust will employ reasonable procedures to confirm that telephone and electronic instructions are genuine; and if the Trust does not employ such procedures, then the Trust may be liable for any losses due to unauthorized or fraudulent instructions. The Trust follows specific procedures for transactions initiated by telephone or electronic medium, including, among others, requiring some form of personal identification or password prior to acting upon instructions received by telephone or electronic medium, providing written confirmation not later than five business days after such transactions, and/or tape recording of telephone and electronic instructions. Investors also should be aware that telephone and electronic redemptions or exchanges may be difficult to implement in a timely manner during periods of drastic economic or market changes. If such conditions occur, redemption or exchange orders can be made by mail.

                  DETERMINATION OF NET ASSET VALUE

   The net asset value of the Fund's shares is determined each day on which both the NYSE and the New York Fed are open at 3:00 P.M., Eastern Time. Currently, the NYSE and the New York Fed are closed on weekends, and the following holiday closings have been scheduled for 1997: (i) New Year's Day, Martin Luther King Jr.'s Birthday, Washington's Birthday, Good Friday, Memorial Day, July Fourth, Labor Day, Columbus Day, Thanksgiving Day, and Christmas Day; and (ii) the preceding Friday when any of those holidays falls on a Saturday or the subsequent Monday when any one of those holidays falls on a Sunday. To the extent that portfolio securities of the Fund are traded in other markets on days when the NYSE or the New York Fed is closed, the Fund's net asset value may be affected on days when investors do not have access to the Fund to purchase or redeem shares. Although the Trust expects the same holiday schedule to be observed in the future, the NYSE

                                       24





   and the New York Fed each may modify its holiday schedule at any time.

   The net asset value of the Fund serves as the basis for the purchase and redemption price of the Fund's shares. The Fund s net asset value per share is calculated by dividing the market value of the Fund s securities plus the values of its other assets (including dividends and interest accrued but not collected), less all liabilities (including accrued expenses), by the number of outstanding shares of the Fund. If market quotations are not readily available, a security will be valued at fair value by the Board of Trustees or by the Sub-Advisor using methods established or ratified by the Board of Trustees. Debt securities with remaining maturities of 60 days or less at the time of purchase will be valued at amortized cost, absent unusual circumstances, so long as the Board of Trustees believes that valuation method results in a fair value for such securities.

                   TAX-SHELTERED RETIREMENT PLANS

   Tax-sheltered retirement plans of the following types will be available to investors:

      Individual Retirement Accounts (IRAs)

      Keogh Accounts - Defined Contribution
        Plans (Profit-Sharing Plans)
      Keogh Accounts - Pension Plans
        (Money Purchase Plans)
      Internal Revenue Code Section 403(b)
        Plans

   Retirement plans are charged an annual $15.00 maintenance fee.
   Additional information regarding these accounts, including the annual maintenance fee, may be obtained by contacting the Trust.

                         TRANSACTION CHARGES

   In addition to charges described elsewhere in this Prospectus, the Trust also may make a charge of $25 for items returned for insufficient or uncollectible funds.




                     DIVIDENDS AND DISTRIBUTIONS

   All income dividends and capital gains distributions of the Fund automatically will be reinvested in additional shares of the Fund at the net asset value calculated on the ex-dividend

                                       25





   date, unless an investor has requested otherwise from the Trust in writing. Dividends and distributions of the Fund are taxable to the shareholders of the Fund, as discussed below under "Taxes," whether such dividends and distributions are reinvested in additional shares of the Fund or are received in cash. Statements of account will be sent to the Fund shareholders at least quarterly.

   The Fund intends (i) to declare dividends of ordinary income for shares of the Fund on a daily basis, and to distribute such dividends to shareholders of the Fund on a monthly basis, and (ii) to distribute annually any long-term capital gains to the shareholders of the Fund. The Trustees, however, may declare a special distribution for the Fund if the Trustees believe that such a distribution would be in the best interest of the Fund s shareholders.

                                TAXES

   The U.S. Internal Revenue Code of 1986, as amended (the "Code"), provides that each investment portfolio of a series investment company is to be treated as a separate corporation. Accordingly, the Fund will seek to qualify for treatment as a regulated investment company (a "RIC") under Subchapter M of the Code. So long as the Fund qualifies as a RIC and satisfies the distribution requirements under the Code for any taxable year, the Fund itself will not be subject to income t a x on the ordinary income and capital gains it has distributed to its shareholders for that year.

   To qualify as a RIC under the Code, the Fund must satisfy certain requirements, including the requirements that the Fund receive at least 90% of the Fund s gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to the Fund s investments in stock, securities, and foreign currencies (the "90% Test"), and that the Fund derive less than 30% of the Fund s gross income from the sale or other disposition of any of the following instruments which have been held for less than three months (the "30% Test"): (i) stock or securities; (ii) certain options, futures, or forward contracts; or (iii) foreign currencies (or certain options, futures, or forward contracts on such foreign currencies). Provided that the Fund (i) is a RIC and (ii) distributes at least 90% of the Fund s net investment income (including, for this purpose, net realized short-term capital gains), the Fund itself will not be subject to Federal income taxes to the extent the Fund s net investment income and the Fund s net realized short-term capital gains, if any, are distributed to the shareholders of that Fund. To avoid an excise tax on its undistributed income, the Fund generally must distribute at

                                       26





   least 98% of its income, including its net long-term capital gains.

   Satisfaction of the 90% Test will impose limitations on the investment strategies that may be pursued by the Fund. In addition, because of the anticipated frequency of redemptions and exchanges of the shares of the Fund, the Fund will have greater difficulty than other mutual funds in satisfying the 30% Test. The Trust expects that investors in the Fund, as part of their market-timing investment strategy, are likely to redeem or exchange their shares in the Fund frequently to take advantage of anticipated changes in market conditions. Such redemptions or exchanges are likely to require the Fund to sell securities to meet the Fund s payment obligations. The larger the volume of such redemptions or exchanges, the more difficult it will be for the Fund to satisfy the 30% Test. To minimize the risk of failing the 30% Test, the Fund intends to s a tisfy obligations in connection with redemptions and exchanges first by using available cash and by selling securities that have been held for at least three months or as to which there will be a loss or the smallest gain or by using borrowing facilities. If the Fund also must sell securities that have been held for less than three months, then, to the extent possible, the Fund will seek to conduct such sales in a manner that will allow such sales to qualify for a special provision in the Code that excludes from the 30% Test any gains resulting from sales made as a result of "abnormal redemptions." To the reduce the risk of failing the 30% Test, the Fund also may engage in other investment techniques, including engaging in transactions in futures contracts and options on futures contracts and indexes on an unrestricted basis (subject to the investment policies of the Fund and Commission regulations). Notwithstanding these actions, there can be no assurance that the Fund will be able to satisfy the 30% Test. For additional information concerning this special Code provision, see "Dividends, Distributions, and Taxes" in the Statement of Additional Information.

   If the Trust determines that the Fund will not qualify as a RIC under Subchapter M of the Internal Revenue Code, the Trust will establish procedures for the Fund to reflect the anticipated tax liability in the Fund s net asset value. To the extent that management of the Fund determines that Federal income taxes will more likely than not be payable by the Fund with respect to the Fund s current tax year, the Fund intends to make a good-faith estimate of the potential tax liability of the Fund and to make an accrual for tax expenses. Thereafter, the Fund would make a daily determination whether it is appropriate for the Fund to continue to accrue for a tax expense and, if so, to make a good-faith estimate of the Fund s potential tax liability. Any amount by which the accrual is reduced, or the entire amount of the accrual if the

                                       27





   Fund determines that the accrual is no longer appropriate, will be reclassified as income to the Fund.

   Under current law, dividends derived from interest and dividends received by the Fund, together with distributions of any short-term capital gains, if any, are taxable to the shareholders of the Fund, as ordinary income at Federal income tax rates of up to 39.6%, whether or not such dividends and distributions are reinvested in shares of the Fund or are received in cash.

   Under current law, distributions of net long-term gains, if any, realized by the Fund and designated as capital gains distributions will be taxed to the shareholders of the Fund as long-term capital gains regardless of the length of time the shares of the Fund have been held. Currently, long-term capital gains of individual investors are taxed at rates of up to 28%. Statements as to the Federal tax status of shareholders dividends and distributions will be mailed annually. Shareholders should consult their tax advisors concerning the tax status of the Fund s dividends in their own states and localities.

   Ordinary  dividends  paid to corporate or individual residents
   o f foreign countries generally are subject to a 30% withholding tax. The rate of withholding tax may be reduced if the United States has an income tax treaty with the foreign c o u n try where the recipient resides. Capital gains distributions received by foreign investors should, in most cases, be exempt from U.S. tax. A foreign investor will be required to provide the Fund with supporting documentation in order for the Fund to apply a reduced rate or exemption from U.S. withholding tax.

   Shareholders are required by law to certify that their tax identification number is correct and that they are not subject to back-up withholding. In the absence of this certification, the Fund is required to withhold taxes at the rate of 31% on dividends, capital gains distributions, and redemptions. Shareholders who are non-resident aliens may be subject to a withholding tax on dividends earned. For further information regarding the taxation of dividends and distributions from the Fund and the tax treatment of shareholders of the Fund, see "Dividends, Distributions, and Taxes," in the Statement of Additional Information.

   Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state, or local taxes.

                       MANAGEMENT OF THE TRUST


                                       28





   The Advisor

   The Trust is provided investment management services by PADCO Advisors, Inc. (the Advisor ), a Maryland corporation with offices at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852. The Advisor was incorporated in the State of Maryland on February 5, 1993. Albert P. Viragh, Jr., the Chairman of the Board and the President of the Advisor, owns a controlling interest in the Advisor.

   Under an investment advisory agreement between the Trust and the Advisor, dated May 14, 1993, and as most-recently amended on September 25, 1996, the Fund pays the Advisor a fee at an annualized rate of 0.75% of the average daily net assets of the Fund. The Advisor is responsible for the management of the investment and the reinvestment of the assets of the Fund, in accordance with the investment objective, policies, and l i m itations of the Fund, and subject to the general supervision and control of the Trustees and the officers of the Trust. The Advisor bears all costs associated with providing these advisory services and the expenses of the Trustees who are affiliated persons of the Advisor. In providing these advisory services, the Advisor, at its own expense, has been authorized by the Trustees to employ a sub-adviser and to enter into such service agreements as the Advisor deems appropriate in connection with the management of the Fund. The Advisor, from its own resources, including profits from advisory fees received from the Fund, provided such fees are legitimate and not excessive, also may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, which payments, to the extent made by the Advisor, may be in addition to those payments made pursuant to a plan of distribution for the Fund adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan"). See "Distribution Plan."

   The Sub-Advisor

   Loomis,  Sayles  &  Company, L.P.  (the  Sub-Advisor ), is the
   sub-adviser of the Fund. As such, the Sub-Advisor is responsible for daily managing the investment and reinvestment of assets of the Fund, subject generally to review and supervision of the Advisor and the Trustees. The Sub-Advisor bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with the investment and economic research, trading, and investment management of the Fund.

   The Sub-Advisor is a Delaware limited partnership, registered as an investment adviser with the Commission, with offices at

                                       29





   2001 Pennsylvania Avenue, N.W., Suite 200, Washington, D. C. 20016. The Sub-Advisor s principal business address is One Financial Center, Boston, Massachusetts 02111. Founded in 1926, the Sub-Advisor is one of the country's oldest and largest investment firms. The Sub-Advisor's general partner is indirectly owned by New England Investment Companies, L.P., a publicly-traded limited partnership whose general partner is a wholly-owned subsidiary of Metropolitan Life Insurance Company. The portfolio managers of the Fund are Steven J. Doherty and Stephanie S. Lord. Mr. Doherty is a Vice President of the Sub-Advisor. From 1986 to 1996, Mr. Doherty was the portfolio manager of Howard Hughes Medical Institute in Chevy Chase, Maryland. From 1982 to 1986, Mr. Doherty was an Assistant Vice President and the portfolio manager of the National Bank of Washington in Washington, D. C. Mr. Doherty earned his Chartered Financial Analyst designation in 1990, received his Master of Business Administration in Finance and Investments from The George Washington University, Washington,
   D. C., in 1986, and received his bachelor's degree in Business A d m i nistration from The George Washington University,
   Washington, D. C., in 1982. Ms. Lord has been a Vice President of the Sub-Advisor since 1987. Ms. Lord earned her Chartered Financial Analyst designation in 1991, and received her bachelor's degree in Business Administration from The University of Iowa, Iowa City, Iowa, in 1987.

   Under an investment sub-advisory agreement between the Advisor and the Sub-Advisor, dated September 25, 1996, which sub-advisory agreement has been approved by the Trustees, the Advisor pays the Sub-Advisor a fee at an annualized rate of 0.375% of the average daily net assets of the Fund.

   The Servicer

   General administrative, shareholder, dividend disbursement, transfer agent, and registrar services are provided to the
   Trust  and  the  Fund  by  PADCO  Service  Company,  Inc. (the
     Servicer ), 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, subject to the general supervision and control of the Trustees and the officers of the Trust, pursuant to a service agreement between the Trust and the Servicer, dated September 19, 1995, and as most recently amended on September 25, 1996. Under this service agreement, the Fund pays the Servicer a fee at an annualized rate of 0.20% of the average daily net assets of the Fund.

   The Servicer provides the Trust and the Fund with all required g e n eral administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of net asset values; and the preparation and filing of all reports,

                                       30





   registration statements, proxy statements, and all other materials required to be filed or furnished by the Trust and the Fund under Federal and state securities laws. The Servicer also maintains the shareholder account records for t h e T r ust and the Fund, distributes dividends and distributions payable by the Fund, and produces statements with respect to account activity for the Fund and the shareholders of the Fund. The Servicer pays all fees and expenses that are directly related to the services provided by the Servicer to the Trust; the Fund reimburses the Servicer for all fees and expenses incurred by the Servicer which are not directly related to the services the Servicer provides to the Fund under the service agreement.

   The Distributor

   Pursuant to the Distribution Plan for the Fund adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act, the Fund is provided certain distribution services by PADCO Financial Services, Inc. (the Distributor ), 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, subject to the general supervision and control of the Trustees and the officers of the Trust. Under the Distribution Plan, dated September 25, 1996, the Fund reimburses the Distributor for a portion of the Distributor's costs incurred in distributing the shares of the Fund at an annualized rate not to exceed 0.25% of the average daily net assets of the Fund. See "Distribution Plan."

   Costs and Expenses

   The Fund bears all expenses of its operations other than those assumed by the Advisor, the Servicer, or the Distributor. Fund expenses include: the management fee; the servicing fee (including administrative, transfer agent, and shareholder servicing fees); payments to be made by the Fund to the D i stributor under the Distribution Plan; custodian and accounting fees and expenses; legal and auditing fees;
   securities   valuation  expenses;  fidelity  bonds  and  other
   i n surance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any) (to the extent that these expenses are not covered by payments made by the Fund under the Distribution Plan); all Federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; and non-interested Trustees fees and expenses.

   The  Advisor  has  advanced the organizational expenses of the
   Fund.    These costs, which are approximately $40,000, will be
   reimbursed by the Fund, and the Fund will amortize these costs


                                       31





   over a five-year period from the date the Fund commences operations.

                          DISTRIBUTION PLAN

   The Trust finances activities which are primarily intended to result in the sale of Fund shares and has adopted the Distribution Plan for the Fund pursuant to Rule 12b-1 under the 1940 Act. The Trust's Distribution Plan for the Fund provides that the Fund will pay the Distributor monthly up to a maximum of 0.25% per annum of the Fund's daily net assets for expenses actually incurred by the Distributor during that month in the distribution and promotion of the Fund's shares, including the printing of certain reports used for sales purposes, expenses for preparation and printing of sales literature, and related expenses, including any maintenance, distribution, or service fees paid to securities dealers or brokers, administrators, investment advisers, institutions, i n c l u ding bank trust departments, and other persons ("Recipients") who have executed a distribution or service agreement with the Distributor.

   The Glass-Steagall Act generally prohibits Federal and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, the Distributor believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services or servicing and recordkeeping functions. The Distributor intends to engage banks only to perform such functions. Changes in Federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, however, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide such efficient and effective shareholder services. In such event, changes in the operation of the Fund might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders of the Fund would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of Federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.

   The Fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive

                                       32





   payments under the Distribution Plan. No preference for the instruments of such depository institutions will be shown in the selection of investments. For further information regarding the Distribution Plan, see "Distribution Plan" in the Statement of Additional Information.

                       PERFORMANCE INFORMATION

   From time to time, the Fund may advertise its past investment performance. Any such advertisement would include at least the average annual total return quotations for one, five, and ten-year periods, or for the life of the Fund. Other total return quotations (e.g., aggregate or average total returns over other time periods for the Fund) and the Fund s current yield (as described below) may also be included. No adjustments to total returns or to current yields are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the Fund. Total return and current yield data are based upon the Fund s past investment performance and are not intended to indicate its future investment performance. A more-detailed description of the method by which the Fund s total returns and current yields are calculated is included in the Fund s Statement of A d d i t ional Information under Calculation of Return Quotations and Information on Computation of Yield.

   The Fund s total return for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment, assuming all income dividends or capital gains distributions during the period are reinvested in shares of the Fund.

   The Fund s current yield is determined by analyzing its net income per share for a thirty-day (or one-month) period (identified in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A bond equivalent annualization method is used to reflect a semi-annual compounding.

   The Fund s yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities and as a function of the type of securities it owns, its average portfolio maturity, and its expenses. Yield quotations should be considered relative to changes in the net asset value of the Fund s shares, its investment policies, and the risks of investing in its shares. The investment return and principal value of an investment in the Fund will fluctuate so that an investor s shares, when redeemed, may be worth more or less than their original cost.

                                       33





                      GENERAL INFORMATION ABOUT
                              THE TRUST

   Organization and Description of Shares of Beneficial Interest

   The Trust is a registered open-end investment company under the 1940 Act. The Trust was organized as a Delaware business trust on February 10, 1993, and has present authorized capital of unlimited shares of beneficial interest of no par value which may be issued in more than one class. Currently, the Trust has issued shares of nine separate classes: The Nova
   Fund, The Ursa Fund, The Rydex OTC Fund, The Rydex Precious Metals Fund, The Rydex U.S. Government Bond Fund, The Juno Fund, The Rydex U.S. Government Money Market Fund, The Rydex Institutional Money Market Fund, and The Rydex High Yield Fund. Other separate classes may be added in the future.

   All shares of the Rydex Funds are freely transferable. The Rydex Fund shares do not have preemptive rights or cumulative voting rights, and none of the shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Rydex Fund shares have equal voting rights, except that, in a matter affecting a particular series in the Trust, only shares of that series may be entitled to vote on the matter. Shareholder inquiries can be made by telephone (at 800-820-0888 or 301-468-8520) or by mail  (to  6116  Executive  Boulevard,  Suite  400, Rockville,
   Maryland 20852).

   Under the Delaware General Corporation Law, a registered i n vestment company is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees of the Trust from office by votes cast at a meeting of Trust s h areholders or by written consent. If requested by shareholders of at least 10% of the outstanding shares of the Trust, the Trust will call a meeting of Trust shareholders for the purpose of voting upon the question of removal of a T r ustee or Trustees of the Trust and will assist in communications with other Trust shareholders.

   Unlike the stockholder of a corporation, shareholders of a business trust such as the Trust could be held personally liable, under certain circumstances, for the obligations of the business trust. The Trust s Declaration of Trust, however, disclaims liability of the shareholders of the Trust, the Trustees, or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification out of Trust property for all loss and expense of any Trust shareholder held personally liable for

                                       34





   the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would not be able to meet the Trust s obligations and this risk, thus, should be considered remote.

   As of the date of this Prospectus, no officer or Trustee of the Trust owned any of the Fund s shares.

   Trustees and Officers

   The Trust has a Board of Trustees which is responsible for the general supervision of the Trust s business. The day-to-day operations of the Trust are the responsibility of the Trust s officers.

   Auditors

   Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey
   08540,   are  the  auditors  of  and  the  independent  public
   accountants for the Trust and the Fund.

   Custodian

   Pursuant to a separate custody agreement entered into by the Trust, Star Bank, N.A. (the "Custodian"), Star Bank Center, 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Trust and the Fund. Under the terms of this c u s t ody agreement, the Custodian holds the portfolio securities of the Fund and keeps all necessary related accounts and records.

   NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.











                                       35





                             APPENDIX A

   Bond Ratings

      Below is a description of Standard & Poor s Ratings Group ( Standard & Poor s ) and Moody s Investors Service, Inc. ( Moody s ) bond rating categories. The Fund normally invests in bonds rated BB or lower by Standard & Poor s and/or Ba or lower by Moody s.

   Standard & Poor s Ratings
   Group Corporate Bond Ratings

      AAA  --  This  is the highest rating assigned by Standard &
   Poor s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

      AA  --  Bonds  rated  AA  also qualify as high-quality debt
   obligations.    Capacity to pay principal and interest is very
   strong, and in the majority of instances they differ from AAA issues only in small degree.

      A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB -- Bonds rated BBB are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

      BB -- Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, f i nancial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

      B -- Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest p a y ments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

      CCC  --  Bonds  rated    CCC  have a currently identifiable
   vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event

                                       36





   of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

   Moody s Investors Service, Inc.
   Corporate Bond Ratings

      Aaa -- Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt-edged. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa -- Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protections may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

      A -- Bonds rated A possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa  --  Bonds  rated   Baa  are considered as medium grade
   obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective e l e ments may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba -- Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B  -- Bonds rated  B  generally lack characteristics of the
   desirable  investment.    Assurance  of interest and principal
   payments or maintenance of other terms of the contract over any longer period of time may be small.


                                       37





      Caa    --  Bonds  rated    Caa  are of poor standing.  Such
   issues may be in default or there may be present elements of danger with respect to principal or interest.


















































                                       38





                         RYDEX SERIES TRUST
                      THE RYDEX HIGH YIELD FUND


      6116 Executive Boulevard, Suite 400, Rockville, Maryland
   20852
                   (800) 820-0888   (301) 468-8520


                 STATEMENT OF ADDITIONAL INFORMATION


   The Rydex High Yield Fund (the "Fund") is a diversified series of the Rydex Series Trust, an open-end management investment company (the "Trust"). The investment objective of the Fund is to seek to provide investment returns that correspond to the performance of a benchmark for high yield fixed income securities. The Fund s current benchmark is the Merrill Lynch High Yield Master Index (the MLHY Index ). Although there is no assurance that the Fund's objective will be achieved, the Fund will seek to achieve its objective by investing primarily in a variety of long-term, intermediate-term, and short-term below investment grade corporate bonds (including convertible issues) commonly known as junk bonds and below investment grade preferred securities. The Fund is part of the Rydex Group of Funds, which is designed for professional money managers and knowledgeable investors who intend to invest in the Rydex Group of Funds as part of an asset-allocation or market-timing investment strategy.

   This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Fund's Prospectus, dated December 1, 1996, as supplemented May 1, 1997. A copy of the Fund's Prospectus may be obtained without charge by writing or telephoning the Fund.

   The date of this Statement of Additional Information is December 1, 1996, as supplemented May 1, 1997.

                 STATEMENT OF ADDITIONAL INFORMATION

                          TABLE OF CONTENTS


                                                Page


   THE RYDEX FUNDS                              3

   INVESTMENT POLICIES AND TECHNIQUES           3

   INVESTMENT RESTRICTIONS                      12

   PORTFOLIO TRANSACTIONS AND BROKERAGE         14

   MANAGEMENT OF THE TRUST                      15

   DISTRIBUTION PLAN                            18

   DETERMINATION OF NET ASSET VALUE             20

   PERFORMANCE INFORMATION                      20

   CALCULATION OF RETURN QUOTATIONS             20

   INFORMATION ON COMPUTATION OF YIELD          21

   DIVIDENDS, DISTRIBUTIONS, AND TAXES          22

   AUDITORS AND CUSTODIAN                       25

   FINANCIAL STATEMENTS                         26

   APPENDIX A                                   27


















                                       2





   THE RYDEX FUNDS

   The Trust is an open-end management investment company, and currently is composed of nine separate series, including The Rydex High Yield Fund, The Nova Fund, The Ursa Fund, The Rydex OTC Fund, The Rydex Precious Metals Fund, The Rydex U.S. Government Bond Fund, The Juno Fund, The Rydex U.S. Government Money Market Fund, and The Rydex Institutional Money Market Fund (collectively, the "Rydex Funds"); other separate Rydex Funds may be added in the future. The Rydex Funds are principally designed for professional money managers and investors who intend to follow an asset-allocation or market-timing investment strategy. Except for the Rydex U.S. Government Money Market Fund and the Rydex Institutional Money Market Fund, each Rydex Fund is intended to provide investment e x posure with respect to a particular segment of the securities markets. These Rydex Funds seek investment results that correspond over time to a specified benchmark. The Rydex Funds may be used independently or in combination with each other as part of an overall investment strategy.

   Shares of any Rydex Fund may be exchanged, without any charge, for shares of any other Rydex Fund on the basis of the respective net asset values of the shares involved; provided, that, in connection with exchanges for shares of the Rydex Institutional Money Market Fund, certain minimum investment levels are maintained. Copies of the separate Prospectuses and Statements of Additional Information for the Rydex Funds other than the Fund are available, without charge, upon request to the Trust at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, or by telephoning the Trust at
   (800) 820-0888 or (301) 468-8520.

   INVESTMENT POLICIES AND TECHNIQUES

   General

   Reference   is  made  to  the  sections  entitled  "Investment
   Objective and Policies" in the Fund's Prospectus for a discussion of the investment objective and policies of the Fund. In addition, set forth below is further information relating to the Fund. Investment management services are provided to the Fund by the Trust's investment adviser, PADCO Advisors, Inc. (the Advisor ), a Maryland corporation with offices at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852 and portfolio management services are provided to the Fund by the Fund s sub-adviser, Loomis, Sayles & Company, L. P. (the Sub-Advisor ), a Delaware limited partnership with offices at 2001 Pennsylvania Avenue, N.W., Suite 200, Washington, D. C. 20016.



                                       3





   The investment strategies of the Fund discussed below, and as discussed in the Fund's Prospectus, may be used by the Fund if, in the opinion of the Sub-Advisor, these strategies will be advantageous to the Fund. The Fund is free to reduce or eliminate the Fund's activity in any of those areas without changing the Fund's fundamental investment policies. There is no assurance that any of these strategies or any other strategies and methods of investment available to the Fund will result in the achievement of the Fund's objective.

   Futures Contracts and Options Thereupon

   The Fund may purchase securities index futures contracts as a substitute for a comparable market position in the underlying securities. The principal trading markets for Standard & Poor s 500 Composite Stock Price Index futures contracts and U . S . Treasury bond futures contracts are the Chicago Mercantile Exchange (the CME ) and the Chicago Board of Trade (the CBOT ), respectively.

   A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A securities index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount t i mes the difference between the value of a specific securities index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made.

   The Fund may purchase put or call options and write (sell) put options on securities index futures contracts. When the Fund purchases a put or call option on a futures contract, the Fund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, the Fund receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the Fund the underlying futures contract for a specified price upon exercise at any time during the option period.

   Whether the Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying commodity. The extent of the Fund s loss from an unhedged short position in futures contracts or from writing (selling) call options on futures contracts is potentially unlimited. The Fund may engage in related closing transactions with respect to options on futures contracts. The Fund will only engage in transactions in futures contracts and options thereupon that are traded on a United States exchange or board

                                       4





   of trade. In addition to the uses set forth hereunder, the F u n d may also engage in futures and futures options transactions in order to hedge or limit the exposure of its position to create a synthetic money market position, and for certain other tax-related purposes. See "Taxes" in the Prospectus.

   The Fund may purchase and sell futures contracts, index futures contracts, and options thereon only to the extent that such activities would be consistent with the requirements of
   Section 4.5 of the regulations under the Commodity Exchange Act promulgated by the Commodity Futures Trading Commission (the "CFTC Regulations"), under which the Fund would be excluded from the definition of a "commodity pool operator." Under Section 4.5 of the CFTC Regulations, the Fund may engage in futures transactions, either for "bona fide hedging" purposes, as this term is defined in the CFTC Regulations, or for non-hedging purposes to the extent that the aggregate initial margins and option premiums required to establish such non-hedging positions do not exceed 5% of the liquidation value of the Fund s portfolio. In the case of an option on futures contracts that is "in-the-money" at the time of purchase (i.e., the amount by which the exercise price of the put option exceeds the current market value of the underlying security or the amount by which the current market value of the underlying security exceeds the exercise price of the call
   o p t i on), the in-the-money amount may be excluded in calculating this 5% limitation.

   When the Fund purchases or sells a securities index futures contract, or sells an option thereon, the Fund "covers" its position. To cover its position, the Fund may maintain with its custodian bank (and mark-to-market on a daily basis) a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position. If the Fund continues to engage in the described securities t r a ding practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund s
   o u t s tanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

   The Fund may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the

                                       5





   Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the future. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in i n struments the prices of which are expected to move relatively consistently with the futures contract.

   The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the future. The Fund may also cover its sale of a call option by taking positions in instruments t h e prices of which are expected to move relatively consistently with the call option. The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the future. The Fund may also cover its sale of a put option by taking positions in instruments the prices of which are expected to move relatively consistently with the put option.

   Although the Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby p r eventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If trading is not possible, or the Fund determines not to close a futures position in anticipation of adverse price movements,

                                       6





   the Fund will be required to make daily cash payments of variation margin. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

   Index Options Transactions

   The Fund may write and purchase put and call options on securities indexes in order to hedge or limit the exposure of their positions, to create synthetic money market positions, and for certain other tax-related purposes. See "Taxes" in the Prospectus.

   A securities index fluctuates with changes in the market values of the securities included in the index. Options on securities indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. Unlike the options on securities discussed below, all settlements of index options transactions are in cash.

   Some securities index options are based on a broad market index such as the Standard & Poor s 500 Composite Stock Price Index , the NYSE Composite Index , or the AMEX Major Market Index , or on a narrower index such as the Philadelphia Stock Exchange Over-the Counter Index . Options currently are traded on the Chicago Board Options Exchange (the "CBOE"), the AMEX, and other exchanges ("Exchanges"). Purchased over-the-counter options and the cover for written over-the-counter options will be subject to the respective Fund s 15% l i mitation on investment in illiquid securities. See "Illiquid Securities" in the Prospectus.

   Each of the Exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the same investment adviser are combined for purposes of these limits.

                                       7





   Pursuant to these limitations, an Exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may buy or sell; however, the Sub-Advisor intends to comply with all limitations.

   Index options are subject to substantial risks, including the risk of imperfect correlation between the option price and the value of the underlying securities comprising the securities index selected and the risk that there might not be a liquid secondary market for the option. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize a gain or loss from the purchase or writing
   (sale) of options on an index depends upon movements in the level of securities prices in the securities market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular security. Whether the Fund will realize a profit or loss by the use of options on securities indexes will depend on movements in the direction of the securities market generally or of a particular industry or market segment. This requires different skills and techniques than are required for predicting changes in the price of individual securities. The Fund will not enter into an option position that exposes it to an obligation to another party, unless the Fund either (i) owns an offsetting position in securities or other options and/or (ii) maintains with its custodian bank (and marks-to-market on a daily basis) a segregated account consisting of cash or liquid securities that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying securities index not otherwise covered.

   Foreign Securities

   The Fund may invest in high yield bonds issued by foreign c o rporations and denominated in United States dollars. Investing in foreign companies may involve risks not typically associated with investing in United States companies. While not subject to certain risks to which securities denominated in foreign currencies are subject (for example, the value of foreign-denominated securities, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the United States dollar; securities of foreign-based issuers generally have less trading volume and less liquidity than securities of United States issuers; and prices in some foreign markets can be very volatile), investments in United States dollar-denominated foreign securities are subject to unique risks. Many foreign countries lack uniform accounting and disclosure standards comparable to those that apply to United States companies, and

                                       8





   it may be more difficult to obtain reliable information r e g a rding a foreign issuer's financial condition and operations. Investing in companies located abroad carries political and economic risks distinct from those associated with investing in the United States. Foreign investments may be affected by actions of foreign governments adverse to the i n t e r ests of United States investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on United States investment, or on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.

   U.S. Government Securities

   The Fund may invest in obligations of the U.S. Treasury or obligations either issued or guaranteed, as to principal and i n t e r e st, by the U.S. Government, its agencies or instrumentalities, including money market instruments ("U.S. Government Securities"). Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten y e ars; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. Government S e c u r ities are issued or guaranteed by agencies or instrumentalities of the U.S. Government including, but not limited to, obligations of U.S. Government agencies or instrumentalities such as the Federal National Mortgage Association, the Government National Mortgage Association, the S m all Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, and the National Credit Union Administration.

   Some obligations issued or guaranteed by U.S. Government a g encies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. These agencies and instrumentalities may borrow funds from the U.S. Treasury. Other obligations issued

                                       9





   by or guaranteed by Federal agencies, such as those securities issued by the Federal National Mortgage Association, are s u p ported by the discretionary authority of the U.S. Government to purchase certain obligations of the Federal agency, while other obligations issued by or guaranteed by Federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow, under certain circumstances, an amount limited to a specific line of credit from the U.S. Treasury. While the U.S. Government provides financial support to such U.S. Government-sponsored Federal agencies, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law. These other agencies and instrumentalities also are supported by the discretionary a u t hority of the U.S. Government to purchase certain obligations of an agency or instrumentality or by the credit of the agency or instrumentality itself. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. The Fund will invest in U.S. Government Securities only when the Sub-Advisor is satisfied that the credit risk with respect to the issuer is minimal.

   Yields on short-, intermediate-, and long-term U.S. Government Securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. Government Securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of the Fund s portfolio investments in U.S. Government Securities, while a decline in interest rates would generally increase the market value of the Fund s portfolio investments in these securities.

   U.S. Government Securities may be purchased at a discount. Such securities, when held to maturity or retired, may include an element of capital gain. Capital losses may be realized when such securities purchased at a premium are held to maturity or are called or redeemed at a price lower than their purchase price. Capital gains or losses also may be realized upon the sale of securities.

   Repurchase Agreements

   As discussed in the Fund's Prospectus, the Fund may enter into repurchase agreements with financial institutions. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include

                                       10





   effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Sub-Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the agreed-upon repurchase price, the Fund could suffer a loss. The Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement. Repurchase agreements are usually for short periods, such as one week or less, but may be longer. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 10% of its total assets. The Fund's investments in repurchase agreements may, at times, be substantial when, in the view of the Sub-Advisor, liquidity or other considerations so warrant.

   When-Issued and Delayed Delivery Securities

   As discussed in the Fund's Prospectus, the Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, of such security in determining the Fund's net asset value. The Fund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 10% of the Fund s net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Fund will also establish a segregated account with its custodian bank in which the Fund will maintain cash or liquid securities equal to or greater in value than the Fund s purchase commitments for such when-issued or delayed-delivery securities. The Fund does not believe that the Fund's net asset value or income will be adversely affected by the Fund's purchase of securities on a when-issued or delayed delivery basis.


                                       11





   The foregoing strategies, and those discussed in the Fund's P r ospectus under the heading "Investment Objective and Policies," may subject the Fund to the effects of interest rate fluctuations to a greater extent than would occur if such strategies were not used. While these strategies may be used by the Fund if, in the opinion of the Sub-Advisor, these strategies will be advantageous to the Fund, the Fund will be free to reduce or eliminate its activity in any of those areas without changing its fundamental investment policies. Certain provisions of the Internal Revenue Code, related regulations, and rulings of the Internal Revenue Service may also have the effect of reducing the extent to which the previously-cited techniques may be used by the Fund, either individually or in combination. Furthermore, there is no assurance that any of these strategies or any other strategies and methods of i n v estment available to the Fund will result in the achievement of its objective.

   Borrowing

   The Fund may borrow money to facilitate management of the Fund s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly.

   As required by the Investment Company Act of 1940, as amended (the 1940 Act ), the Fund must maintain continuous asset c o verage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund s assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund s borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

   In addition to the foregoing, the Fund is authorized to borrow money from a bank as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund s total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The Fund is authorized to pledge portfolio securities as the Sub-Advisor deems appropriate in connection with any borrowings.


   Lending of Portfolio Securities



                                       12





   The Fund has no present intention of lending portfolio securities, however the Fund reserves the right, subject to the investment restrictions set forth below, to lend portfolio securities to brokers, dealers, and financial institutions; provided, that cash equal to at least 100% of the market value of the securities loaned is deposited by the borrower with the Fund and is maintained each business day in a segregated account pursuant to applicable regulations. While such securities of the Fund are on loan, the borrower will pay the Fund any income accruing thereon, and the Fund may invest the cash collateral in portfolio securities, thereby earning additional income. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which the Fund s shares are qualified for sale, and the Fund will not lend more than 33 % of the value of the Fund s total assets. Loans of the Fund s portfolio securities would be subject to termination by the Fund on four business days notice, or by the borrower on one day s notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan insures to the Fund and the Fund s shareholders. The Fund may pay reasonable finders, borrowers, administrative, and custodial fees in connection with a loan of the Fund s portfolio securities.

   Illiquid Securities

   T h e Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ( restricted securities ) under the Securities Act of 1933, as amended (the 1933 Act ), but which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of the Fund s net assets in illiquid securities. The Fund will adhere to a more restrictive limitation on the Fund's investment in illiquid securities as required by the securities laws of those jurisdictions where shares of the Fund are registered for sale. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Under the current guidelines of the staff of the Securities and Exchange Commission (the Commission ), illiquid securities also are considered to include, among other securities, purchased over-the-counter options, certain cover for over-the-counter options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the Federal securities laws. The Fund may not be able to sell illiquid securities when the Sub-Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the

                                       13





   price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on net asset value.

   Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a safe harbor from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and otherwise meet selection criteria, the Fund may make such investments. Whether or not such securities are illiquid depends on the market that exists for the particular security. The Commission staff has taken the position that the liquidity of Rule 144A restricted securities is a question of fact for a board of trustees to determine, such determination to be based on a consideration of the readily-available trading markets and the review of any contractual restrictions. The staff also has acknowledged t h a t , while a board of trustees retains ultimate responsibility, the trustees may delegate this function to an investment adviser and/or a sub-adviser. The trustees of the Trust (the Trustees ) have delegated this responsibility for determining the liquidity of Rule 144A restricted securities which may be invested in by the Fund to the Advisor and the Sub-Advisor. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. A security which when p u r chased enjoyed a fair degree of marketability may subsequently become illiquid and, accordingly, a security which was deemed to be liquid at the time of acquisition may subsequently become illiquid. In such event, appropriate remedies will be considered to minimize the effect on the Fund s liquidity.

   Other Investment Policies and Risk Considerations

   Bank  Money  Market  Instruments.   The Fund also may purchase
   bank money market instruments, including certificates of deposit, time deposits, bankers' acceptances, and other short-term obligations issued by U.S. banks which are members of the Federal Reserve System. Certificates of deposit are short-term, interest-bearing negotiable certificates evidencing the obligation of a bank to repay funds deposited with the bank for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days)

                                       14





   at a stated fixed interest rate for which a negotiable certificate is not received. Time deposits which may be held by the Fund will not benefit from insurance from the Bank
   Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Investments in time deposits and certificates of deposits are limited to domestic banks that have total assets in excess of
   o n e billion dollars. Bankers' acceptances are credit instruments evidencing the obligation of a bank to a time draft drawn on the bank by a customer of the bank; most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. These credit instruments reflect the obligation both of the bank (as a guarantor) and of the drawer (as the payor) to pay the face amount of the instrument upon maturity. Other short-term bank obligations in which the Fund may invest include uninsured, direct obligations of a bank that bear fixed, floating, or variable interest rates.

   Commercial Paper. The Fund also may invest in commercial paper, including corporate notes. These instruments are short-term obligations issued by banks and corporations that have maturities ranging from two to 270 days and are usually sold on a discount basis. Each commercial paper instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Investments in commercial paper and other short-term promissory notes issued b y corporations (including variable and floating rate instruments) must be rated at the time of purchase "A-2" or better by Standard & Poor's Ratings Group ("S&P"), "Prime-2" or better by Moody's Investors Service, Inc. ("Moody's"), "F-2" or better by Fitch Investors Service, Inc. ("Fitch"), "Duff 2" or better by Duff & Phelps Credit Rating Co. ("Duff"), or "A2" or better by IBCA, Inc., or, if not rated by S&P, Moody's, Fitch, Duff, or IBCA, Inc., must be determined by PADCO Advisors, Inc. (the "Advisor"), the Trust's investment adviser, to be of comparable quality pursuant to guidelines approved by the trustees of the Trust (the "Trustees").
   Please refer to Appendix A to this Prospectus for more detailed information concerning commercial paper ratings.

   The Fund also may make limited investments in guaranteed i n v estment contracts ("GICs") issued by United States insurance companies. The Fund will purchase a GIC only when the Advisor has determined, under guidelines established by the Trustees of the Trust, that the GIC presents minimal credit risks to the Fund and is of comparable quality to i n s truments that are rated "high quality" by certain nationally-recognized statistical rating organizations.



                                       15





   Stocks and Other Equity Securities. Stocks and other equity securities may include common stocks, fixed-rate preferred stocks, bonds convertible into equity securities, warrants, and rights. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, the prices of these securities fluctuate based on changes in a company s financial condition and on overall market and
   e c onomic conditions. Smaller companies are especially sensitive to these factors. Common stocks have a history of long-term growth in value; however, stock prices fluctuate in response to general market and economic conditions, as well as to factors affecting individual companies. The Fund intends to invest only in the common stock of companies believed by the Sub-Advisor to have appreciation potential, and each security held will be monitored to determine whether the security is contributing to the Fund s investment objective.

   Preferred stocks, like debt obligations, are generally fixed-income securities. Preferred stocks have priority as to income and generally as to assets of the issuer; however, i n c ome usually is limited to a definitive percentage regardless of the issuer s earnings, and preferred stock usually has limited voting rights. Shareholder of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the p r eferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders receiving any dividends. Preferred stock dividends must be paid before common stock dividends and, for that reason, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which generally is the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks, however, are equity securities in the sense that these securities do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

   Warrants and stock rights are almost identical to call options in their nature, use, and effect, except that warrants and stock rights are issued by the issuer of the underlying security, rather than an option writer, and generally have longer expiration dates than call options. A right is a p r i vilege granted by a corporation to current common

                                       16





   shareholders, whereby these shareholders may purchase a proportionate number of new shares, at a price that is lower than current market prices, before the public is allowed to purchase the shares. Because a warrant does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because a warrant does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date. The Fund will invest in only those warrants or stock rights that are listed on the New York Stock Exchange or American Stock Exchange.

   The Fund also may invest in debt securities and preferred stocks which are convertible into, or carry the right to purchase, common stock or other equity securities ( convertible securities ) when, in the opinion of the Sub-Advisor, the convertible securities may be purchased at prices favorable relative to the common stock itself. Convertible securities have several unique investment characteristics, such as (1) higher yields than common stocks, but lower yields than comparable nonconvertible fixed income securities, (2) a lesser degree of fluctuation in value than the underlying s t o cks since convertible securities have fixed income characteristics, and (3) the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security s governing instrument. If a c o n vertible security held by the Fund is called for redemption, the Fund might be required to permit the issuer to redeem the security, convert the security into the underlying common stock or sell the security to a third party.

   T h e Sub-Advisor believes that the characteristics of c o n v ertible securities make these securities suitable investments for an investment company seeking investment
   returns,    including    capital    appreciation.        These
   characteristics include the potential for capital appreciation if the value of the underlying common stock increases, the relatively high yield received from dividends, and decreased risks of decline in value, relative to the underlying common stock due to their fixed income nature. In selecting convertible securities for the Fund, the Sub-Advisor considers the following factors: (1) the Sub-Advisor s own evaluation of the basic underlying value of the assets and business of the issuers of the securities; (2) the interest or dividend income generated by the securities; (3) the potential for capital appreciation of the securities and the underlying

                                       17





   common stocks; (4) the prices of the securities relative to the underlying common stocks; (5) whether the securities are entitled to the benefits of sinking funds or other protective conditions; (6) the existence of any anti-dilution protections of the security; (7) the diversification of the Fund s portfolio as to issuers; and (8) an investment rating of Caa or higher by Moody's Investors Service, inc. ( Moody s ) or
     CCC or higher by Standard & Poor's Ratings Group ( Standard & Poor's. ). Lower-rated and some non-rated convertible securities are predominantly speculative with respect to the issuer s capacity to repay principal and pay interest. Investment in lower-rated and non-rated convertible securities normally involves a greater degree of investment and credit risk than does investment in convertible securities having higher ratings. In addition, the market for non-rated convertible securities usually is less broad than the market for rated securities, which could affect the marketability of the convertible securities. To the extent that the Fund holds any lower-rated or non-rated convertible securities, the Fund may be negatively affected by adverse economic developments, increased volatility, or lack of liquidity.

   Portfolio Turnover

   As discussed in the Fund s prospectus, the Trust anticipates that investors in the Fund, as part of a market-timing or asset allocation investment strategy, will frequently exchange shares of the Fund for shares in other Rydex Funds pursuant to the exchange policy of the Trust as well as frequently redeem shares of the Rydex Funds (see "Exchanges" in the Fund's Prospectus). The nature of the Rydex Funds has caused the Rydex Funds to experience substantial portfolio turnover. Because each Rydex Fund's portfolio turnover rate to a great extent will depend on the purchase, redemption, and exchange activity of the Rydex Fund's investors, it is very difficult to estimate what the Rydex Fund's actual turnover rate will be in the future. However, the Trust expects that the portfolio turnover experienced the Rydex Funds will continue to be substantial.

   "Portfolio Turnover Rate" is defined under the rules of the Securities and Exchange Commission as the value of the s e curities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of portfolio turnover rate. I n struments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the Rydex Funds invest since such contracts generally have a remaining maturity of less than one

                                       18





   year. All instruments held by a Rydex Fund during a specified period may have a remaining maturity of less than one year in which case the portfolio turnover rate for that period, under the definition, would be equal to zero. However, because of the nature of Rydex Funds as described above, the actual portfolio turnover of the Rydex Funds has been and it is anticipated that their actual portfolio turnover in the future will be unusually high.

   INVESTMENT RESTRICTIONS

   As described in the section of the Fund's Prospectus entitled "Investment Objective and Policies," the Fund has adopted certain investment restrictions as fundamental policies which cannot be changed without the approval of the holders of a "majority" of the outstanding shares of the Fund, as that term is defined in the 1940 Act. The term "majority" is defined in the 1940 Act as the lesser of: (i) 67% or more of the shares of the series present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the series. (All policies of the F u nd not specifically identified in this Statement of Additional Information or the Fund's Prospectus as fundamental may be changed without a vote of the shareholders of the Fund.) For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment. Any subsequent change in a particular percentage resulting from fluctuations in value does not require the elimination of any security from the Fund's portfolio.

   These restrictions provide that the Fund may not:

        1. Lend any security or make any other loan if, as a result, more than 33 % of the value of the Fund's total assets would be lent to other parties, except
             (i) through the purchase of a portion of an issue of debt securities in accordance with the Fund's investment objective, policies, and limitations, or
             (ii) by engaging in repurchase agreements with respect to portfolio securities, or (iii) through the loans of portfolio securities provided the borrower maintains collateral equal to at least 100% of the value of the borrowed security and marked-to-market daily.

        2.   Underwrite securities of any other issuer.

        3. Purchase, hold, or deal in real estate or oil and gas interests, although the Fund may purchase and sell securities that are secured by real estate or

                                       19





             interests  therein and may purchase mortgage-related
             securities   and  may  hold  and  sell  real  estate
             acquired for the Fund as a result of the ownership of securities.

        4. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) (including the amount of senior securities issued but excluding liabilities and indebtedness not constituting senior securities), except that the Fund may issue senior s e curities in connection with transactions in options, futures, options on futures, and other s i m ilar investments, and except as otherwise permitted herein and in Investment Restriction Nos. 5, 7, 8, and 9, as applicable to the Fund.

        5. Pledge, mortgage, or hypothecate the Fund's assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with (i) the writing of covered put and call options, (ii) the purchase of securities on a forward-commitment or delayed-delivery basis, and (iii) collateral and i n itial or variation margin arrangements with respect to currency transactions, options, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

        6. Invest in commodities except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies, indexes, and
             o p t ions on futures contracts or indexes and currencies underlying or related to any such futures contracts, and purchase and sell currencies (and o p tions thereon) or securities on a forward-commitment or delayed-delivery basis.

        7. Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to investments or obligations of the U.S. Government or any of its agencies or instrumentalities.

        8.   Borrow  money,  except  the  Fund  may  borrow money
             (i) from a bank in an amount not in excess of 33 % of the total value of the Fund's assets (including the amount borrowed) less the Fund's liabilities (not including the Fund's borrowings), and (ii) for temporary purposes in an amount not in excess of 5% of the total value of the Fund's assets.


                                       20



        9. Make short sales of portfolio securities or maintain a short position unless at all times when a short position is open (i) the Fund maintains a segregated account with the Fund's custodian to cover the short position in accordance with the position of the Securities and Exchange Commission or (ii) the Fund
             o w n s an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short.

   Furthermore,  the  Trustees have adopted additional investment restrictions for the Fund. These restrictions are not fundamental investment policies, but rather are operating policies of the Fund, and may be changed by the Trustees w i t h out Fund shareholder approval. These additional investment restrictions adopted by the Trustees, to date, are as follows:

        1.   The Fund will not invest in warrants.

        2. The Fund will not invest in real estate limited partnerships.

        3.   The Fund will not invest in mineral leases.

   The Trust and the Advisor have applied to the Securities and Exchange Commission for an exemptive order that would permit other investment companies to invest in the Rydex Funds as part of a fund of funds arrangement (the FOF Order ). Once the Trust receives the FOF Order, and for as long as the FOF Order remains effective (and subject to the FOF Order being modified in the future), none of the Rydex Funds, including the High Yield Fund, will invest in any securities of investment companies, except as these securities may be acquired as part of a merger, consolidation, acquisition of assets, or plan of reorganization. There is no assurance that the FOF Order will be issued.

   If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment s percentage of the value of the Fund s total assets resulting from a change in such values or assets will not constitute a violation of the percentage restriction.

   PORTFOLIO TRANSACTIONS AND BROKERAGE

   Subject to the general supervision by the Trustees, and in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, the Sub-Advisor is responsible for decisions to buy and sell securities for the Fund and the selection of brokers and dealers to effect the transactions. In seeking to implement the Fund's policies, the Sub-Advisor effects transactions with

                                       21





   those brokers and dealers who the Sub-Advisor believes provide the most favorable prices and are capable of providing efficient executions. If such prices and executions are obtainable from more than one dealer, the Sub-Advisor may give consideration to placing portfolio transactions with dealers who also furnish research and other services to the Fund or the Sub-Advisor. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.

   The Sub-Advisor may serve as an investment manager to a number of clients, including other investment companies. It is the practice of the Sub-Advisor to cause purchase and sale transactions to be allocated among the Fund and others whose assets the Sub-Advisor manages in such manner as the Sub-Advisor deems equitable. The main factors considered by the Sub-Advisor in making such allocations among the Fund and other client accounts of the Sub-Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the person(s) responsible, if any, for managing the portfolios of the Fund and the other client accounts. Purchases and sales of corporate debt securities are normally transacted through major dealers acting as principals. Such transactions are made on a net basis, do not involve payment of brokerage commissions, and normally reflect the spread between bid and asked prices.

   The information and services received by the Sub-Advisor from dealers may be of benefit to the Sub-Advisor in the management of accounts of some of the Sub-Advisor's other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Sub-Advisor and thereby reduce the Sub-Advisor's expenses, this information and these services are of indeterminable value and the management fee paid to the Sub-Advisor is not reduced by any amount that may be attributable to the value of such information and services.

   Portfolio turnover rate is defined as the value of the s e curities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. The Fund s portfolio turnover rate is expected to be 500%.

   MANAGEMENT OF THE TRUST

                                       22





   The Trustees are responsible for the general supervision of the Trust's business. The day-to-day operations of the Trust are the responsibilities of the Trust's officers. The names and addresses (and ages) of the Trustees and the officers of the Trust and the officers of the Advisor, together with information as to their principal business occupations during the past five years, are set forth below. Fees and expenses for non-interested Trustees will be paid by the Trust.

   Trustees

   *Albert P. Viragh, Jr. (55)

        Chairman of the Board of Trustees and President of the Trust; Chairman of the Board, President, and Treasurer of PADCO Advisors, Inc., investment adviser to the Trust, 1993 to present; Chairman of the Board, President, and Treasurer of PADCO Service Company, Inc., shareholder and transfer agent servicer to the Trust, 1993 to present; Chairman of the Board of Managers of the Rydex Advisor
        Variable  Annuity  Account  (the    Separate Account ), a
        separate account of Great American Reserve Insurance C o mpany, 1996 to present; Chairman of the Board,
        President, and Treasurer of PADCO Advisors II, Inc., investment adviser to the Separate Account, 1996 to present; Chairman of the Board, President, and Treasurer of PADCO Financial Services, Inc., a registered broker-dealer firm, and the Rydex High Yield Fund s and the R y dex Institutional Money Market Fund s principal underwriter, 1996 to present; Vice President of Rushmore I n v estment Advisors Ltd., a registered investment adviser, 1985 to 1993. Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

   Corey A. Colehour (51)

        Trustee of the Trust; Manager of the Separate Account, 1996 to present; Senior Vice President of Marketing of Schield Management Company, a registered investment adviser, 1985 to present. Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

   J. Kenneth Dalton (56)

        Trustee  of  the  Trust; Manager of the Separate Account,
        1 9 9 6 to present; Mortgage Banking Consultant and Investor, The Dalton Group, April 1995 to present; President, CRAM Mortgage Group, Inc. 1966 to April 1995.
        Address:  6116 Executive Boulevard, Suite 400, Rockville,
        Maryland  20852.

   Roger Somers (52)

                                       23





        Trustee  of  the  Trust; Manager of the Separate Account,
        1996  to  present;  President,  Arrow  Limousine, 1963 to
        present.   Address:  6116 Executive Boulevard, Suite 400,
        Rockville, Maryland  20852.

   Officers





   Robert M. Steele (38)

        Secretary and Vice President of the Trust; Vice President of PADCO Advisors, Inc., investment adviser to the Trust, 1994 to present; Secretary and Vice President of the Separate Account, 1996 to present; Vice President of PADCO Advisors II, Inc., investment adviser to the Separate Account, 1996 to present; Vice President of The Boston Company, Inc., an institutional money management firm, 1987 to 1994. Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

   Michael P. Byrum (26)

        Assistant Secretary of the Trust; Employee of PADCO Advisors, Inc., 1993 to present; portfolio manager of The Ursa Fund (since 1996), The Rydex Precious Metals Fund (since 1993), The OTC Fund (since 1997), The Rydex U.S. Government Bond Fund (since 1997), The Rydex U.S. Government Money Market Fund (since 1993), and The Rydex Institutional Money Market Fund (since 1996), each a series of the Trust; Assistant Secretary of the Separate Account, 1996 to present; Employee of PADCO Advisors II, I n c., investment adviser to the Separate Account; Investment Representative, Money Management Associates, a registered investment adviser, 1992 to 1993; Student, M i ami University, of Oxford, Ohio (B.A., Business A d m inistration, 1992). Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

   _________________________

   * This Trustee is deemed to be an "interested person" of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with the Advisor, as described herein.

   The Advisor, which has its office at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, provides the Fund with investment management services. The Advisor was incorporated in the State of Maryland on February 5, 1993. Albert P.

                                       24





   Viragh, Jr., the Chairman of the Board of Trustees and the President of the Advisor, owns a controlling interest in the Advisor.

   The Fund bears all expenses of its operations other than those assumed by the Advisor, the Sub-Advisor, and the Servicer. Fund expenses include: the management fee; the servicing fee (including administrative, transfer agent, and shareholder servicing fees); custodian and accounting fees and expenses; legal and auditing fees; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all Federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; non-interested trustees' fees and expenses; the costs and expenses of redeeming shares of the Fund; fees and expenses paid to any securities pricing organization; dues and expenses associated with membership in any mutual fund organization; and costs for incoming telephone WATTS lines. In addition, each of the nine Rydex Funds, including the Fund, pays an equal portion of the Trustee fees and expenses for attendance at Trustee meetings for the Trustees of the Trust who are not affiliated with or interested persons of the Advisor.

   The aggregate compensation paid by the Trust to each of its Trustees serving during the fiscal year ended June 30, 1996, is set forth in the table below:

                            Aggregate         Pension or        Estimated
      Name of Person,      Compensation       Retirement     Annual Benefit
         Position            from the      Benefits Accrued       upon
                             Trust**        as Part of the     Retirement
                                           Trust s Expenses

     Albert P. Viragh,          $0                $0               $0
           Jr.*
       Chairman and
         President
     Corey A. Colehour        $7,500              $0               $0
          Trustee
     J. Kenneth Dalton        $4,500              $0               $0
          Trustee
       Roger Somers           $7,500              $0               $0
          Trustee

   __________________________


                                       25





   *    Denotes an "interested person" of the Trust.
   ** Mr. David R. Petersen, who resigned as a Trustee, effective October 13, 1995, was paid $2,000 in aggregate compensation by the Trust during the fiscal year ended
        June 30, 1996.

   As of the date of this Statement of Additional Information, no person, other than the Advisor, was a record owner or, to the knowledge of the Trust, beneficial owner of 5% or more of the shares of the Fund.

   The Advisory Agreement

   Under an investment advisory agreement with the Advisor, dated May 14, 1993, and amended on November 2, 1993, December 13, 1994, March 8, 1996, and September 25, 1996, the Advisor serves as the investment adviser for each series of the Trust and oversees the day-to-day operations of the Fund (including monitoring the performance of the Sub-Advisor, as discussed below), subject to direction and control by the Trustees and the officers of the Trust. The Trust currently is composed of nine separate series, The Nova Fund, The Ursa Fund, The Rydex OTC Fund, The Rydex Precious Metals Fund, The Rydex U.S. Government Bond Fund, The Juno Fund, The Rydex U.S. Government Money Market Fund, The Rydex Institutional Money Market Fund, and The Rydex High Yield Fund; other separate series may be added in the future. As of November 1, 1996, net Trust assets under management of the Advisor were approximately $1 billion. Pursuant to the advisory agreement, the Fund pays the Advisor a fee at an annual rate based on 0.75% of the net assets of the Fund. The Advisor is responsible for the management of the investment and the reinvestment of the assets of the Fund, in accordance with the investment objective, policies, and limitations of the Fund, and subject to the general supervision and control of the officers of the Trust and the
   Trustees. The Advisor bears all costs associated with providing these advisory services. In providing these advisory services, the Advisor, at its own expense, has been authorized by the Trustees to employ a sub-adviser and to enter into such service agreements as the Advisor deems appropriate in connection with the management of the Fund. The Advisor, from its own resources, including profits from advisory fees received from the Fund, provided such fees are legitimate and not excessive, also may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, which payments, to the extent made by the Advisor, may be in addition to those payments made pursuant to a plan of distribution for the Fund adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan"). See "Distribution Plan."


                                       26





   The Sub-Advisory Agreement

   Loomis, Sayles & Company, L.P. (the Sub-Advisor ), is the sub-adviser of the Fund. As such, the Sub-Advisor is responsible for daily managing the investment and reinvestment of assets of the Fund, subject generally to review and supervision of the Advisor and the Trustees. The Sub-Advisor bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with the investment and economic research, trading, and investment management of the Fund.

   The Sub-Advisor is a Delaware limited partnership, registered as an investment adviser with the Commission. The Sub-Advisor s principal business address is One Financial Center, Boston, Massachusetts 02111. Founded in 1926, the Sub-Advisor is one of the country's oldest and largest investment firms. The Sub-Advisor's general partner is indirectly owned by New England Investment Companies, L.P., a publicly-traded limited partnership whose general partner is a wholly-owned subsidiary of Metropolitan Life Insurance Company. The portfolio managers of the Fund are Steven J. Doherty and Stephanie S. Lord. Mr. Doherty is a Vice President of the Sub-Advisor. From 1986 to 1996, Mr. Doherty was the portfolio manager of Howard Hughes Medical Institute in Chevy Chase, Maryland. From 1982 to 1986, Mr. Doherty was an Assistant Vice President and the portfolio manager of the National Bank of Washington in Washington, D. C. Mr. Doherty earned his Chartered Financial Analyst designation in 1990, received his Master of Business Administration in Finance and Investments from The George Washington University, Washington, D. C., in 1986, and received his bachelor's degree in Business Administration from The George Washington University, Washington, D. C., in 1982. Ms. Lord has been a Vice President of the Sub-Advisor since 1987. Ms. Lord earned her Chartered Financial Analyst designation in 1991, and received her bachelor's degree in Business Administration from The University of Iowa, Iowa City, Iowa, in 1987.

   Under an investment sub-advisory agreement between the Advisor and the Sub-Advisor, dated September 25, 1996, which sub-advisory agreement has been approved by the Trustees, the Advisor pays the Sub-Advisor a fee at an annualized rate of 0.375% of the average daily net assets of the Fund.

   The Service Agreement

   General administrative, shareholder, dividend disbursement, transfer agent, and registrar services are provided to the
   Trust and the Fund by PADCO Service Company, Inc., 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852

                                       27





   (the "Servicer"), subject to the general supervision and control of the Trustees and the officers of the Trust, pursuant to a service agreement between the Trust and the Servicer, dated September 19, 1995, and as amended on March 8, 1996, and as further amended on September 25, 1996. The Servicer is wholly-owned by Albert P. Viragh, Jr., who is the Chairman of the Board and the President of the Trust and the sole controlling person and majority owner of the Advisor.

   Under the service agreement with the Servicer, the Fund pays the Servicer an annual fee based on 0.20% of the net assets of the Fund. Under the service agreement, the Servicer provides the Fund with all required general administrative services, including, without limitation, office space, equipment, and p e r sonnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of net asset values; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Fund under Federal and state securities laws. The Servicer also maintains the shareholder account records for the Fund, distributes dividends and distributions payable by the Fund, and produces statements with respect to account activity for the Fund and its shareholders. The Servicer pays all fees and expenses that are directly related to the services provided by the Servicer to the Fund; the Fund reimburses the Servicer for all fees and expenses incurred by the Servicer which are not directly related to the services the Servicer provides to the Fund under the service agreement.

   DISTRIBUTION PLAN

   Pursuant to the Trust's plan of distribution for the Fund adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan"), the Fund will pay PADCO Financial Services, Inc. (the "Distributor"), monthly at a rate not to exceed 0.25% of the average daily net assets of the Fund during that month for expenses actually incurred in the distribution and promotion of the Fund's shares, and the Distributor, in turn, on a quarterly basis will pay certain securities dealers or brokers, administrators, investment advisers, institutions, including bank trust departments, and other persons ("Recipients") amounts based on the average daily net asset value of shares of the Fund owned by that Recipient or its customers during that month. No such payments, however, will be made to any Recipient in any month if the aggregate net asset value of all Fund shares held by the Recipient or its customers at the end of such month, taken without regard to the minimum holding period, does not exceed a minimum amount. The minimum holding period and minimum level of holdings, if any, will be determined from time to time by a majority of the Trustees of the Trust who are not

                                       28





   "interested persons" of the Trust, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the Distribution Plan or any agreements related to the Distribution Plan (the "Rule 12b-1 Trustees"). The services to be provided by the Recipients may include, but are not limited to, distributing sales literature, answering routine customer inquiries regarding the Trust and the Fund, assisting in establishing and maintaining shareholder accounts and processing purchase and redemption transactions, making the Trust's investment plans and shareholder services options available and providing such other information and services as the Distributor or the Trust may reasonably request from time to time.

   Pursuant to the Distribution Plan, the Distributor, in addition to being reimbursed by the Fund for any payments to Recipients, also will be entitled to reimbursement monthly (up to the maximum of 0.25% per annum of the average net assets of the Fund) for the Distributor's other expenses incurred in the distribution and promotion of the Fund's shares, including, but not limited to, the printing of certain reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, and other distribution related expenses, including any distribution or service fees paid to Recipients who have executed a distribution or service agreement with the Distributor. The maximum amount which may be paid to these Recipients by the Distributor (which will be determined according to the services provided in assisting investors with their accounts and/or shares sold) is 0.25% (on an annual basis) of the Fund's average net assets owned by those Recipients or by clients of those Recipients.

   The Distributor is required to report in writing to the Trustees of the Trust at least quarterly on the monies reimbursed to the Distributor under the Distribution Plan, as well as to furnish the Trustees with such other information as may reasonably be requested in connection with the payments made under the Distribution Plan in order to enable the Trustees to make an informed determination as to whether the Distribution Plan should be continued.

   The Trustees of the Trust have determined that a consistent cash flow resulting from the sale of new shares of the Fund is necessary and appropriate to meet redemptions and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities of the Fund. The Trustees, therefore, felt that it will likely benefit the Fund to have monies available for the direct distribution activities of the Distributor in promoting the sale of the Fund's shares. The Trustees, including the Rule 12b-1 Trustees, concluded, in the exercise of their reasonable business judgment and in light of their fiduciary duties, that

                                       29





   there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders.

   The Distribution Plan has been approved by the Trustees of the Trust, including all of the Rule 12b-1 Trustees, and by the Fund's initial shareholder. The Distribution Plan must be renewed annually by the Trustees of the Trust, including by a majority of the Rule 12b-1 Trustees, cast in person at a meeting called for that purpose. The Distribution Plan and any distribution or service agreement may be terminated at any time, without any penalty, by the Trustees or by a vote of a majority of the Fund's outstanding shares on sixty (60) days' written notice. The Distributor or any Recipient also may terminate their respective distribution or service agreement at any time upon written notice.

   T h e Distribution Plan and any distribution or service agreement may not be amended to increase materially the amount spent for distribution expenses or in any other material way without approval by a majority of the Fund's outstanding shares, and all material amendments to the Distribution Plan or any distribution or service agreement shall be approved by the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

   DETERMINATION OF NET ASSET VALUE

   The net asset value of the Fund's shares is determined each day on which both the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of New York (the New York Fed ) are open for business at 3:00 P.M., Eastern Time. Currently, the NYSE and the New York Fed are closed on weekends, and the following holiday closings have been scheduled for 1997: (i) N e w Y ear's Day, Martin Luther King Jr.'s Birthday, Washington's Birthday, Good Friday, Memorial Day, July Fourth, Labor Day, Columbus Day, Thanksgiving Day, and Christmas Day; and (ii) the preceding Friday when any of those holidays falls on a Saturday or the subsequent Monday when any one of those holidays falls on a Sunday. To the extent that portfolio securities of the Fund are traded in other markets on days when the NYSE or the New York Fed is closed, the Fund's net asset value may be affected on days when investors do not have access to the Fund to purchase or redeem shares. Although the Trust expects the same holiday schedule to be observed in the future, the NYSE and the New York Fed each may modify its holiday schedule at any time. The net asset value of the Fund serves as the basis for the purchase and redemption price of the Fund's shares.





                                       30





   PERFORMANCE INFORMATION

   From time to time, the Fund may include its total return in advertisements or reports to shareholders or prospective shareholders. Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a period of at least one, five, and ten years (up to the life of the Fund) (the ending date of the period will be stated). Total return of the Fund is calculated from two factors: the amount of dividends earned by the Fund share and by the increase or decrease in value of the Fund's share price. See "Calculation of Return Quotations."

   Performance information for the Fund contained in reports to shareholders or prospective shareholders, advertisements, and other promotional literature may be compared to the record of various unmanaged indexes. Performance information for the Fund may be compared to its current benchmark, the MLHY Index and to various other unmanaged indexes, including, but not limited to, the Shearson Lehman Government (LT) Index. Unmanaged indexes may assume reinvestment of dividends, but generally do not reflect payments of brokerage commissions or d e d uctions for operating costs and other expenses of investing, as do the total return calculations for the Fund. In addition, the Fund's total return may be compared to the performance of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and p u b lished by such independent organizations as Lipper Analytical Services, Inc. ("Lipper"), and CDA Investment Technologies, Inc., among others. When Lipper's tracking results are used, the Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. Accordingly, the Lipper ranking and comparison, which may be used by the Trust in performance reports for the Fund will include those for high yield funds. Since the assets in all mutual funds are always changing, the Fund may be ranked within one Lipper asset-size class at one time and in another Lipper asset-size class at some other time. Footnotes in advertisements and other marketing literature will include the time period and Lipper asset-size c l a s s , as applicable, for the ranking in question. Performance figures are based on historical results and are not intended to indicate future performance.

   CALCULATION OF RETURN QUOTATIONS

   For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to other relevant m a r k e t indexes in advertisements or in reports to shareholders, performance for the Fund may be stated in terms of total return. Under the rules of the Securities and

                                       31





   Exchange   Commission   ("SEC   Rules"),   funds   advertising
   performance   must  include  total  return  quotes  calculated
   according to the following formula:

                                 P(1+T)n=ERV

       Where:  P =    a hypothetical initial payment of $1,000;

               T =    average annual total return;

               n =    number of years (1, 5, or 10); and

             ERV = ending  redeemable value of a hypothetical
                   $1,000  payment  made  at the beginning of
                   the 1, 5, or 10 year periods at the end of
                   t h e   1,  5,  or  10  year  periods  (or
                   fractional portion thereof).

   Under   the  foregoing  formula,  the  time  periods  used  in
   advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5, and 10 year periods or a shorter period dating from the inception of the Fund. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Trust's Prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5, and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

   From  time  to  time,  the  Fund  also  may  include  in  such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Fund with other measures of investment return. For example, in comparing the total return of the Fund with data published by Lipper Analytical Services, Inc., with the performance of the MLHY Index or the Shearson Lehman Government (LT) Index, or with t h e performance of another unmanaged index, the Fund calculates its aggregate total return for the specified periods of time by assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC Rules.


                                       32





   INFORMATION ON COMPUTATION OF YIELD

   In addition to the total return quotations discussed above, the Fund also may advertise its yield based on a thirty-day (or one month) period ended on the date of the most recent balance sheet included in the Trust's Registration Statement, computed by dividing the net investment income per share of the Fund earned during the period by the maximum offering price per Fund share on the last day of the period, according to the following formula:
                                             6
                       YIELD =  2[(  a-b  +1) -1]
                                      cd

        Where:  a =    dividends  and  interest earned during
                       the period;

                b =    expenses  accrued  for the period (net
                       of reimbursements);

                c =    the  average  daily  number  of shares
                       outstanding  during  the  period  that
                       were  entitled  to  receive dividends;
                       and

                d =    the  maximum  offering price per share
                       on the last day of the period.

   Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (i) computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (ii) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation that is in the Fund's portfolio (assuming a month of thirty days), and (iii) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the thirty-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund's portfolio. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

   The Fund from time to time may also advertise its yield based on a thirty-day period ending on a date other than the most

                                       33





   recent  balance  sheet  included  in  the Trust's Registration
   Statement, computed in accordance with the yield formula described above, as adjusted to conform with the differing period for which the yield computation is based.

   Any quotation of performance stated in terms of yield (whether based on a thirty-day or one month period) will be given no greater prominence than the information prescribed under SEC Rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost of such shares.

   DIVIDENDS, DISTRIBUTIONS, AND TAXES

   Dividends and Distributions. As discussed in the Fund's Prospectus, the Fund intends (i) to declare dividends of ordinary income for shares of the Fund on a daily basis, and to distribute such dividends to shareholders of the Fund on a monthly basis, and (ii) to distribute annually any long-term capital gains to the shareholders of the Fund. The Trustees, however, may declare a special distribution for the Fund if the Trustees believe that such a distribution would be in the b e st interest of the Fund s shareholders. All such distributions of the Fund normally automatically will be invested without charge in additional shares of the Fund.

   Regulated Investment Company Status. The Fund intends to qualify as a regulated investment company (a "RIC") under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, the Fund would not be subject to Federal income taxes on the net investment income and capital gains that the Fund distributes to the Fund's shareholders. The distribution of net investment income and capital gains will be taxable to Fund shareholders regardless
   o f w h ether the shareholder elects to receive these d i s t r i b utions in cash or in additional shares. Distributions reported to Fund shareholders as long-term capital gains shall be taxable as such, regardless of how long the shareholder has owned the shares. Fund shareholders will be notified annually by the Fund as to the Federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes.

   The Fund will seek to qualify for treatment as a RIC under the Code. Provided that the Fund (i) is a RIC and (ii) distributes at least 90% of the Fund's net investment income (including, for this purpose, net realized short-term capital gains), the Fund itself will not be subject to Federal income taxes to the extent the Fund's net investment income and the

                                       34





   Fund's  net  realized  short-term  capital  gains, if any, are distributed to the Fund's shareholders. To avoid an excise tax on its undistributed income, the Fund generally must distribute at least 98% of its income. One of several requirements for RIC qualification is that the Fund must receive at least 90% of the Fund's gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to the Fund's investments in stock, securities, and foreign currencies (the "90% Test").

   In addition, under the Code, the Fund will not qualify as a RIC for any taxable year if more than 30% of the Fund's gross income for that year is derived from gains on the sale of securities held less than three months (the "30% Test"). These requirements may also restrict the extent of the Fund's a c tivities in option and other portfolio transactions. Specifically, the 30% Test will limit the extent to which the Fund may: (i) sell securities held for less than three months; (ii) write options which expire in less than three months; and (iii) effect closing transactions with respect to call or put options that have been written or purchased within the preceding three months. Finally, as discussed below, this 30% Test requirement also may limit investments by the Fund in f u t u res contracts and options on securities indexes, securities, and futures contracts.

   The Fund expects to have greater difficulty than other mutual f u nds in satisfying the 30% Test because of frequent redemptions and exchanges of shares that are expected to occur as investors in the Fund seek to take advantage of anticipated changes in market conditions as a part of their market-timing investment strategies. To minimize the risk that it will not satisfy the 30% Test because of such frequent redemptions and e x changes of shares, the Fund will seek to meet its obligations in connection with redemptions and exchanges without the realization of gains on the sales of securities, options, futures or forward contracts, options on futures c o n tracts, or foreign currencies (or options, futures contracts, or forward contracts on such foreign currencies). In this regard, the Fund will seek (consistent with the Fund's investment strategies) to use available cash, proceeds of borrowing facilities, proceeds of the sale of stock or securities, options, futures or forward contracts, options on futures contracts, or foreign currencies (or options, futures contracts, or forward contracts on such foreign currencies) that have been held for three months or more, and the proceeds of the sale of such assets that produce either no gain or the smallest amount of such gain.



                                       35





   Section 851(h)(3) of the Code provides a special rule for series mutual funds with respect to the 30% Test. Pursuant to
   Section 851(h)(3), a RIC that is part of a series fund will not fail the 30% Test as a result of sales made within five days of "abnormal redemptions" if: (i) the sum of the percentages for abnormal redemptions exceeds 30%; and (ii) the RIC of which such fund is a part would meet the 30% Test if all the funds of the investment company were treated as a single corporation. Abnormal redemptions are defined as redemptions which occur on any day when net redemptions exceed one percent of net asset value. If abnormal redemptions require the Fund to sell securities with a holding period of less than three months, the Fund intends to make those sales within five days of such redemptions so as to qualify for the exclusion afforded by Section 851(h)(3) of the Code if it is possible to do so. Despite the Fund's objective to satisfy the requirements of Section 851 of the Code, there can be no assurance that the Fund's efforts to achieve that objective will be successful.

   If the Fund does not satisfy the 30% Test for the Fund's first taxable year, or for any subsequent taxable year, the Fund will not qualify as a RIC for that year. If the Fund fails to qualify as a RIC for any taxable year, the Fund would be taxed in the same manner as an ordinary corporation. In that event, the Fund would not be entitled to deduct the distributions which the Fund had paid to shareholders and, thus, would incur a corporate income tax liability on all of the Fund's taxable income whether or not distributed. The imposition of corporate income taxes on the Fund would directly reduce the return to an investor from an investment in the Fund.

   In the event of a failure by the Fund to qualify as a RIC, the Fund's distributions, to the extent such distributions are derived from the Fund's current or accumulated earnings and profits, would constitute dividends that would be taxable to the shareholders of the Fund as ordinary income and would be eligible for the dividends-received deduction for corporate shareholders. This treatment would also apply to any portion of the distributions that might have been treated in the shareholder's hands as long-term capital gains, as discussed below, had the Fund qualified as a RIC.

   If the Fund were to fail to qualify as a RIC for one or more taxable years, the Fund could then qualify (or requalify) as a RIC for a subsequent taxable year only if the Fund had distributed to the Fund's shareholders a taxable dividend equal to the full amount of any earnings or profits (less the interest charge mentioned below, if applicable) attributable to such period. The Fund might also be required to pay to the U.S. Internal Revenue Service (the "IRS") interest on 50% of such accumulated earnings and profits. In addition, pursuant

                                       36





   to the Code and an interpretative notice issued by the IRS, if the Fund should fail to qualify as a RIC and should thereafter seek to requalify as a RIC, the Fund may be subject to tax on the excess (if any) of the fair market of the Fund's assets over the Fund's basis in such assets, as of the day immediately before the first taxable year for which the Fund seeks to requalify as a RIC.

   If the Fund determines that the Fund will not qualify as a RIC under Subchapter M of the Code, the Fund will establish procedures to reflect the anticipated tax liability in the Fund's net asset value.

   When the Fund is required to sell securities to meet significant redemptions or exchanges, the Fund may enter into futures contracts as a hedge against price changes in the securities to be sold. Gains realized by the Fund upon closing out the Fund's position in these contracts are subject to the 30% Test. Ordinarily, these gains could not be offset by declines in the value of the hedged securities for purposes of the 30% Test. Section 851(g)(1) of the Code, however, provides that, in the case of a "designated hedge," for purposes of the 30% Test, increases and decreases in value (during the period of the hedge) of positions which are part of the hedge are to be netted. Section 851(g)(2) of the Code provides that a "designated hedge" exists when: (i) the taxpayer's risk of loss with respect to any position in property is reduced by reason of a contractual obligation to sell substantially identical property; and (ii) the taxpayer clearly identifies the positions which are part of the hedge in the manner prescribed in the IRS regulations.

   IRS regulations have not yet been issued specifying how this identification requirement can be satisfied. The legislative history with respect to Section 851(g) states that, prior to issuance of regulations, the identification requirement is satisfied either by: (i) placing the positions that are part of the hedge in a separate account that is maintained by a broker, futures commission merchant ("FCM"), custodian, or similar person, and that is designated as a hedging account, provided that such person maintaining such account makes notations identifying the hedged and hedging positions and the d a te on which the hedge is established; or (ii) the designation by such a broker, FCM, custodian, or similar person of such positions as a hedge for purposes of these provisions, provided that the RIC is provided with a written confirmation stating the date that the hedge is established and identifying the hedged and hedging positions.

   When the Fund enters into futures contracts to hedge against price changes of securities to be sold, the Fund may identify such securities and contracts as a hedge so as to qualify

                                       37





   under Section 851(g)(1) of the Code. There can be no assurances, however, that the Fund (or the Fund's agents) will be able to comply with the identification requirements that may be contained in future IRS regulations. Moreover, the netting rule of Section 851(g)(1) is available only if the securities to be sold and the property subject to the futures contracts constitute "substantially identical" property. The Fund generally intends to sell pro rata the securities being hedged, but it is unclear whether the securities and the futures contracts would constitute "substantially identical" property.

   Transactions By the Fund. If a call option written by the Fund expires, the amount of the premium received by the Fund for the option will be short-term or long-term capital gain to the Fund depending on the Fund's holding period for the underlying security or underlying futures contract. If such an option is closed by the Fund, any gain or loss realized by the Fund as a result of the closing purchase transaction will be short-term or long-term capital gain or loss depending on the Fund's holding period for the underlying security or underlying futures contract. If the holder of a call option exercises the holder's right under the option, any gain or loss realized by the Fund upon the sale of the underlying security or underlying futures contract pursuant to such exercise will be short-term or long-term capital gain or loss to the Fund depending on the Fund's holding period for the underlying security or underlying futures contract.

   With respect to call options purchased by the Fund, the Fund will realize short-term or long-term capital gain or loss if such option is sold and will realize short-term or long-term capital loss if the option is allowed to expire depending on the Fund's holding period for the call option. If such a call option is exercised, the amount paid by the Fund for the option will be added to the basis of the securities or futures contract so acquired.

   The Fund in its operations also may utilize options on securities indexes. Options on "broad based" securities indexes are classified as "nonequity options" under the Code. Gains and losses resulting from the expiration, exercise, or closing of such nonequity options, as well as gains and losses resulting from futures contract transactions, will be treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (hereinafter, "blended gain or loss"). In addition, any nonequity option and futures contract held by the Fund on the last day of a fiscal year will be treated as sold for market value on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss.


                                       38





   The trading strategies of the Fund involving nonequity options on securities indexes may constitute "straddle" transactions. "Straddles" may affect the taxation of such instruments and may cause the postponement of recognition of losses incurred in certain closing transactions. The Fund will also have available to it a number of elections under the Code concerning the treatment of option transactions for tax purposes. The Fund will utilize the tax treatment that, in the Fund's judgment, will be most favorable to a majority of investors in the Fund. Taxation of these transactions will vary according to the elections made by the Fund. These tax considerations may have an impact on investment decisions made by the Fund.

   The Fund's transactions in options, under some circumstances, could preclude the Fund's qualifying for the special tax treatment available to investment companies meeting the requirements of Subchapter M of the Code. However, it is the intention of the Fund's portfolio management to limit gains from such investments to less than 10% of the gross income of the Fund during any fiscal year in order to maintain this qualification.

   Back-Up Withholding. The Fund is required to withhold and remit to the U.S. Treasury 31% of (i) reportable taxable dividends and distributions and (ii) the proceeds of any redemptions of Fund shares with respect to any shareholder who is not exempt from withholding and who fails to furnish the Trust with a correct taxpayer identification number, who fails to report fully dividend or interest income, or who fails to certify to the Trust that the shareholder has provided a c o r r e ct taxpayer identification number and that the shareholder is not subject to withholding. (An individual's taxpayer identification number is the individual's social security number.) The 31% "back-up withholding tax" is not an additional tax and may be credited against a taxpayer's regular Federal income tax liability.

   Other Issues. The Fund may be subject to tax or taxes in certain states where the Fund does business. Furthermore, in those states which have income tax laws, the tax treatment of t h e F und and of Fund shareholders with respect to
   distributions   by  the  Fund  may  differ  from  Federal  tax
   treatment.

   Shareholders are urged to consult their own tax advisors regarding the application of the provisions of tax law described in this Statement of Additional Information in light of the particular tax situations of the shareholders and regarding specific questions as to Federal, state, or local taxes.


                                       39





   AUDITORS AND CUSTODIAN

   Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540, are the auditors and the independent certified public accountants of the Trust and the Fund. Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, acts as the Custodian bank for the Trust and the Fund.

   FINANCIAL STATEMENTS

   As of the date of this Statement of Additional Information, the Fund has not commenced a public offering of its shares and, therefore, the Fund has no assets and no financial statements are presented with respect to the Fund.







































                                       40





                             APPENDIX A

                      COMMERCIAL PAPER RATINGS

   Moody's Investors Service, Inc.

        Commercial paper rated "Prime" by Moody's Investors Service, Inc. ("Moody's"), is based upon Moody's evaluation of many factors including: (1) the management of the issuer; (2) the issuer's industry or industries and the speculative-type risks which may be inherent in certain areas; (3) the issuer's products in relation to competition and customer acceptance;
   (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issue; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in these factors determine whether the issuer's commercial paper is rated "Prime-1," "Prime-2," or "Prime-3" by Moody's.

        "Prime-1" indicates a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:
   (1)  leading  market positions in well-established industries;
   (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternative liquidity.

        "Prime-2" indicates a strong capacity for repayment of short-term promissory obligations. This repayment capacity normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to v a riation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.


   Standard & Poor's Rating Group

        Commercial paper rated by Standard & Poor's Rating Group ("S&P") has the following characteristics: (1) liquidity ratios adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's

                                       41





   industry is well-established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated "A-1," "A-2," or "A-3."

        A-1 -- This designation rating indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

        A-2 -- The capacity for timely payment on issues with this designation rating is strong; however, the relative degree of safety is not as high as for issues designated "A-
   1."

   Fitch Investors Service, Inc.

        Commercial paper rated by Fitch Investors Service, Inc. ("Fitch"), reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as "F-1," "F-2," "F-3," or "F-4."

        F-1   --  This  designation  rating  indicates  that  the
   commercial paper is regarded as having the strongest degree of assurance for timely payment.

        F-2 -- Commercial paper issues assigned this designation rating reflect an assurance of timely payment only slightly less in degree than those issues rated "F-1."





















                                       42





   Duff and Phelps Credit Rating Co.

        Short-term ratings by Duff & Phelps Credit Rating Co. ("Duff") are consistent with the rating criteria utilized by m o ney market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of d e p o sit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

        An emphasis of Duff's short-term ratings is placed on " l i quidity," which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

        The distinguishing feature of Duff's short-term ratings is the refinement of the traditional "1" category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff has incorporated gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing those differences.

        Duff 1+ -- This designation rating indicates the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

        Duff 1 -- This designation rating indicates a very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

        Duff  1-  --  This  designation  rating  indicates a high
   certainty of timely payment.  Liquidity factors are strong and
   supported  by  good  fundamental  protection  factors.    Risk
   factors are very small.











                                       43





        Good Grade

        Duff 2 -- This designation rating indicates a good certainty of timely payment. Liquidity factors and company fundamental are sound. Although ongoing funding needs may enlarge total financing requirements, access capital markets is good. Risk factors are small.

   IBCA, Inc.

        In addition to conducting a careful review of an institution's reports and published figures, IBCA's analysts regularly visit the companies for discussions with senior management. These meetings are fundamental to the preparation of individual reports and ratings. To keep abreast of any changes that may affect assessments, analysts maintain contact throughout the year with the management of the companies that the analysts cover.

        IBCA's analysts speak the languages of the countries that the analysts cover, which is essential to maximize the value of their meetings with management and to analyze properly a company's written materials. IBCA's analysts also have a thorough knowledge of the laws and accounting practices that govern the operations and reporting of companies within the various countries.

        Often, in order to ensure a full understanding of their position, companies entrust IBCA with confidential data. While these data cannot be disclosed in reports, these data are taken into account by IBCA when assigning IBCA's ratings. Before dispatch to subscribers, a draft of the report is submitted to each company to permit the correction of any factual errors and to enable the clarification of issues raised.

        IBCA's Rating Committees meet at regular intervals to review all ratings and to ensure that individual ratings are assigned consistently for institutions in all the countries covered. Following these committee meetings, IBCA ratings are issued directly to subscribers. At the same time, the company is informed of the ratings as a matter of courtesy, but not for discussion.

        A1+ -- This designation rating indicates obligations supported by the highest capacity for timely repayment.

        A1 -- This designation rating indicates obligations supported by a very strong capacity for timely repayment.

        A2 -- This designation rating indicates obligations supported by a strong capacity for timely repayment, although

                                       44





   such capacity may be susceptible to adverse changes in business, economic, or financial conditions.



















































                                       45